Exhibit 10.201

Doc#: 0526227126 Fee: $168.00
Eugene "Gene" Moore RHSP Fee:$10.00
Cook County Recorder of Deeds
Date: 09/19/2005 04:27 PM Pg: 1 of 73

# AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS, AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION

**Dated as of : September 15, 2005**

**THIS DOCUMENT PREPARED BY AND AFTER RECORDING RETURN TO:**

Janet M. Johnson
**SCHIFF HARDIN LLP**
6600 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606

**Recorder's Box 408**

# TABLE OF CONTENTS

# AMENDED AND RESTATED DECLARATION

This **AMENDED AND RESTATED DECLARATION ESTABLISHING COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND RIGHTS FOR REAL ESTATE PARCELS NC-1, EC-1, EC-2 AND SE-1 WITHIN THE TECHNY PROPERTY, NORTHBROOK, ILLINOIS AND PROVIDING FOR THE TECHNY PROPERTY ASSOCIATION** (the "**Declaration**") is made and entered into as of September 15, 2005, by and between **SOCIETY OF THE DIVINE WORD** ("**Society**"), an Illinois not-for-profit corporation, and **DIVINE WORD TECHNY COMMUNITY CORPORATION** ("**DWTCC**"), an Illinois not-for-profit corporation that is an Affiliate of the Society (collectively, "**Declarant**").

## W I T N E S S E T H:

**WHEREAS,** Declarant is as of the date hereof either the owner of record or the beneficial owner of those certain Parcels of real estate located in the Village of Northbrook, County of Cook, State of Illinois identified as NC-1, EC-1, EC-2 and SE-1 on Exhibit A attached hereto and by this reference made a part hereof (the Parcels are sometimes collectively referred to herein as the "**Property**"), which Property is legally described in Exhibit B attached hereto and by this reference made a part hereof; and

**WHEREAS,** Declarant has caused and intends to continue to cause the development of the Property as a mixed-use development, and Declarant desires to establish for its own benefit and for the benefit of all Class A Members holding any Class A Membership Interest in any portion of the Property, and of all other owners and Occupants of the Property and as required pursuant to the Annexation Agreement, certain easements and rights in, over, under, upon and along the Property and certain mutually beneficial restrictions and obligations with respect to the use, enjoyment and maintenance of the Property or portions thereof designated herein; and

**WHEREAS,** the Society, as the sole Declarant, entered into that certain Declaration Establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 Within the Techny Property, Northbrook, Illinois and Providing for the Techny Property Association dated as of July 13, 1999 and recorded on November 12, 1999 in the Office of the Recorder of Deeds of Cook County, Illinois ("**Recorder**") as Document Number 09067537 (the "**Original Declaration**"); and

**WHEREAS, CRATE & BARREL HOLDINGS, INC.,** a Delaware corporation, which is successor by assignment to CB NORTHBROOK HEADQUARTERS, L.L.C., a Delaware limited liability company ("**CB**"), and **FCL WILLOW AND WAUKEGAN LLC**, an Illinois limited liability company ("**FCL**"), as lessees under ground leases for certain Parcels of the Property, and **NORTHBROOK GREENS CONDOMINIUM ASSOCIATION**, an Illinois not-for-profit corporation ("**Northbrook Greens**"), as a Residential Association, desire to join in this Declaration; and

**WHEREAS,** as of the date of this Declaration, CB, Northbrook Greens and FCL together hold 83.67% of the Class A Membership Interests in the Association. Such Class A Members have agreed to join herein evidencing their consent to such amendment and restatement, together

with Chicago Title Land Trust Company, as successor trustee to Cole Taylor Bank, under certain trust agreements as lessor under certain Ground Leases of certain Parcels;

**WHEREAS,** Declarant desires to amend and restated the Original Declaration pursuant to the power given Declarant and by and with the consent of Class A Members holding more than the requisite number of the total number of votes eligible to be cast by Class A Members.

**NOW, THEREFORE,** Declarant, acting for and on behalf of itself and its Affiliates, and the Class A Members hereby declares that any interest in the Property is and shall be transferred, held, sold, conveyed, leased, subleased, occupied and accepted subject to the covenants, easements, charges, liens and restrictions hereinafter set forth in this Declaration, all of which covenants, easements, charges, liens and restrictions set forth in this Declaration shall run with the Property.

## ARTICLE 1

## DEFINITIONS

1.1 **"Additional Property"** shall have the meaning set forth in Section 4.1 of this Declaration.

1.2 **"Affiliate"** shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests, general partnership interests, by contract or otherwise.

1.3 **"Afforested Areas"** shall mean those portions of a Parcel so labeled on Exhibit A attached hereto that are to be or have been planted, pursuant to the Annexation Agreement, in accordance with the landscape standards set out in Exhibit W to the Annexation Agreement (as they pertain to the Afforested Areas and not the Willow Road Landscaped Areas) and such additional or more detailed plans therefor as Declarant may from time to time require, and thereafter that are to be maintained by the Association.

1.4 **"ALTA Survey"** shall mean a plat of survey of a Parcel or Buildable Parcel prepared by an Illinois licensed surveyor and certified to the Association as having been prepared in accordance with the then most recent minimum detail requirements for urban surveyors as promulgated/adopted by the American Land Title Association and American Congress of Surveying and Mapping or their successors.

1.5 **"Annexation Agreement"** shall mean that certain Annexation Agreement between Declarant and the Village dated December 15, 1988, recorded in the Office of the Recorder, as Document No. 88581079, as amended by (i) a certain First Amendment dated March 26, 1991, recorded in the Office of the Recorder as Document No. 91137573, (ii) a certain Second Amendment dated November 9, 1993, recorded in the Office of the Recorder as Document No. 93916442, (iii) a certain Third Amendment dated as of July 13, 1999, recorded in the Office of the Recorder as Document No. 09067534, (iv) a certain Fourth Amendment dated

as of May 13, 2005, recorded in the Office of the Recorder as Document No. 0515103085, and (v) a certain Fifth Amendment dated as of August 16, 2005, recorded in the Office of the Recorder as Document No. 0523032093 (the "**Fifth Amendment**"), and as the same may hereafter at any time and from time to time be further amended.

1.6 "**Applicable Fiscal Year End**" shall have the meaning set forth in Section 3.3.A.1 of this Declaration.

1.7 "**Approved Landscape Plan**" shall mean a final landscape plan for all or any portion of the Property that has been approved from time to time by Declarant and the Board, if permitted under Section 9.3 of this Declaration, and the Class B Members, and that satisfies the applicable landscape standards required under Sections 9(ii) and 9(iii) and Exhibits V and W of the Annexation Agreement and the Village zoning ordinance.

1.8 "**Association**" shall mean an Illinois not-for-profit corporation, and its successors and assigns, organized by the Society and known by the name "Techny Property Association," or such other name or names as the Association shall adopt as its name.

1.9 "**Association Costs**" shall have the meaning set forth in Section 7.2.A of this Declaration.

1.10 "**Board**" shall mean the board comprised of the Directors of the Association as constituted, at any time and from time to time, in accordance with the provisions of Section 3.4 of this Declaration.

1.11 "**Buildable Parcel**" shall mean a Parcel or portion of a Parcel within the Property that (a) is not designated in this Declaration or by any other recorded instrument as part of the Common Areas and Facilities leased to or owned by the Association, and (b) meets the applicable requirements of the Village's zoning and subdivision ordinances applicable to the Property under the Annexation Agreement for purposes of constructing a principal building or buildings, including any portions of such Parcel or portion of a Parcel which contains any Afforested Areas, any Landscaped Areas or the Willow Road Landscaped Areas.

1.12 "**Building Parcel Area**" shall mean the gross acreage (inclusive of all land area other than any portion dedicated for public roads and adjusted to the nearest one one-hundredth of an acre) of a Buildable Parcel as determined by an ALTA Survey. Each Class A Member shall be responsible for providing an ALTA Survey to the Association as promptly as practicable after such Buildable Parcel has been subdivided pursuant to a Plat of Subdivision and in any event on or before the date when such Class A Member becomes obligated to pay such Class A Member's Share of any Regular Annual Assessment. The Board, without any duty or obligation to investigate, shall be entitled to rely on the accuracy of any such ALTA Surveys provided to it, but shall be entitled to require any corrections or updates thereto as the Board reasonably deems necessary where it believes there is an error or a discrepancy in any such ALTA Survey.

1.13 "**Bus Route Improvements**" shall mean bus turnout areas, bus shelters, bus signage, and special pavement construction and design to accommodate buses.

1.14 "**By-Laws**" shall mean the By-Laws of the Association, as amended from time to time.

1.15 "**Class A Member**" shall mean any Person who holds a Class A Member's Interest in the Association, as more specifically described in Section 3.2.A.1 of this Declaration.

1.16 "**Class A Member's Interest**" shall mean any interest in a Parcel or Buildable Parcel that is the basis, under the provisions of Section 3.2.A.1 of this Declaration, for such Member's status as a Class A Member.

1.17 "**Class B Member**" shall mean any Person who holds a Class B membership in the Association, as more specifically described in Section 3.2.A.2 of this Declaration.

1.18 "**Class B Member's Interest**" shall mean any interest in a Parcel or Buildable Parcel that is the basis, under the provisions of Section 3.2.A.2 of this Declaration, for such Member's status as a Class B Member.

1.19 "**Common Areas and Facilities**" shall mean and include all of (a) those portions of the Property and all Improvements thereon that are specifically designated as Landscaped Areas or Afforested Areas on Exhibit A attached hereto but only (in the case of any such areas other than the approximately 7.7 acre Landscaped Area within Parcel NC-1 depicted on Exhibit A) commencing from the date such Landscaped Areas are initially constructed or installed in the manner contemplated in Section 5.1.A of this Declaration; (b) those portions of the Property that are specifically designated on a Plat of Subdivision or otherwise by Declarant or a subsequent Class B Member as containing any Storm Water Facilities, including without limitation those certain Storm Water Facilities identified in that certain Designation of Storm Water Facility and Easement Agreement dated as of April 25, 2001 and recorded in the Office of the Recorder on May 2, 2001 as Document No. 0010365697; and (c) those portions of the Property that are specifically so designated by the affirmative vote of two-third's or more of the total number of votes then eligible to be cast by Class A Members, including any Improvements thereon which may include, without limitation, sidewalks, walkways, pedestrian or bicycle paths, street lighting, emergency access drives to any portion of the Property, trees, grassy and other open areas to be maintained by the Association for the benefit of the Members or to carry out the purposes of this Declaration. For purposes of this Declaration, however, Common Areas and Facilities shall not include any portions of the Property or Improvements thereon that (i) have been or are hereafter dedicated to the Village or other Governmental Authority by valid easements or other instruments of dedication (other than Landscaped Areas that continue to be part of the Common Areas and Facilities despite such dedication); (ii) are designated as such in any declaration or other duly recorded instrument covering a separate Residential Subdivision or other development within the Property for which a separate Residential Association or other Sub-Association has been formed or is to be formed; (iii) consist of any Detention and Drainage Easement Areas (unless included within any Afforested Areas or Landscaped Areas) or any Private Drainage System Improvements; (iv) are located within the median of any Private Drives that are located within a Parcel that is subject to a declaration creating a Residential Association

or a Sub-Association as contemplated in Section 2.4 of this Declaration; or (v) the Willow Road Landscaped Areas.

1.20 **"Corporate Authorities"** shall mean the President and Board of Trustees of the Village.

1.21 **"Cost of Maintenance and Service"** shall have the meaning set forth in Section 6.1.C.

1.22 **"Declarant"** shall have the meaning set forth in the preamble to this Declaration, and shall include their Affiliates and their respective successors and assigns; provided, however, that any rights specifically reserved herein to Declarant shall not inure to the benefit of any Affiliate of Declarant unless such rights are expressly assigned to such Affiliate in an instrument recorded in Cook County, Illinois or are transferred to such Affiliate by operation of law or by virtue of such Affiliate becoming the beneficial owner of any Land Trust owning fee title to or any other interest in any portion of the Property.

1.23 **"Declarant's Property"** shall have the meaning set forth in Section 7.8.C of this Declaration.

1.24 **"Declaration"** shall mean this Amended and Restated Declaration establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 within the Techny Property, Northbrook, Illinois and providing for the Techny Property Association, as the same may be supplemented or amended from time to time.

1.25 **"Declaration of Inclusion"** shall have the meaning set forth in Section 4.2 of this Declaration.

1.26 **"Deed"** shall mean any deed from the Society, any of its Affiliates, any Land Trust of which Declarant or any of their Affiliates is the beneficiary, or the respective successor or successors in title, conveying a fee interest in a Parcel or a Buildable Parcel to a successor fee owner.

1.27 **"Detention and Drainage Easement Areas"** shall mean those areas located within the Property that are specifically so designated on a Plat of Subdivision or that are otherwise encumbered by easements for the retention, detention or drainage of water for the benefit of a Buildable Parcel, but which are not dedicated or conveyed to a Governmental Authority as public improvements or facilities or which are not intended to be included within the Storm Water Facilities because they serve primarily or exclusively a single Buildable Parcel.

1.28 **"Director"** or **"Directors"** shall have the meaning set forth in Section 3.4.A of this Declaration.

1.29 **"Exempt Subdivision Activity"** shall have the meaning set forth in Section 4.b.(2) of the Annexation Agreement.

1.30 **"Fifth Amendment"** shall have the meaning ascribed to it in the definition of Annexation Agreement in Section 1.5 of this Declaration.

1.31 **"Fiscal Year"** shall mean a calendar year commencing January 1 and ending December 31, or such other 12-month period as may be determined from time to time by the Board.

1.32 **"Flood Control Agreement"** shall have the meaning set forth in Section 11.9 of this Declaration.

1.33 **"Governmental Authority"** shall mean any of the Village, Cook County, the State of Illinois, the United States government or any political subdivision thereof or any quasi-governmental agency or department related thereto.

1.34 **"Governmental Regulations"** shall mean the Village's zoning ordinance, building code and other ordinances and codes applicable to the Property or otherwise binding on a Ground Lessee, Occupant or Member, and any other laws, ordinances, codes, rules, regulations or other similar requirements imposed or adopted from time to time by a Governmental Authority that are applicable to the Property or otherwise binding on a Ground Lessee, Occupant or Member.

1.35 **"Ground Lease"** shall mean any ground lease demising any one or more Parcels or Buildable Parcels, or any combination thereof, for a term (not including any extensions or renewals) in excess of 25 years.

1.36 **"Ground Lessee"** shall mean any Person that enters into a Ground Lease, as lessee or tenant, and its successor or successors in interest.

1.37 **"Improvement"** or **"Improvements"** shall mean any and all enhancements, betterments or other changes of any kind made to all or any portion of the Property, whether above or below grade, including but not limited to, buildings, equipment, utility installations, sending or receiving antennae, storage, loading and parking facilities, walkways, bicycle paths, driveways, landscaping, signs, site lighting, Storm Water Facilities, Private Drainage System Improvements, Detention and Drainage Easement Areas, site grading and earth movement, all as set forth either in the final engineering plans approved by the Village at the time of the approval of a final Plat of Subdivision or in the final plans and specifications approved by the Village for purposes of issuing any building permit, and any additions, changes or alterations thereto approved from time to time by the Village excluding, however, any of the foregoing which have been dedicated to and accepted by the Village or any other Governmental Authority.

1.38 **"Land Trust"** shall mean a passive trust created under an agreement pursuant to which the legal and equitable title to a parcel of land is held by a trustee and in which the beneficiaries under such trust, who have no legal or equitable title to such parcel of land, but whose interest is personal property, and who have the exclusive right to manage and control such land, to have the possession thereof, and to receive the income or proceeds from the rental, sale, hypothecation or other disposition thereof.

1.39 **"Landscaped Areas"** shall mean and include those land areas (a) that are (i) specifically designated as Landscaped Areas on Exhibit A attached hereto, which may include wetlands and flood plain areas, or (ii) located within the median of any Public Road or within the dedicated right of way of any Public Road, and (b) that are intended to be landscaped or

maintained, or both, by the Association in a manner to be approved by the Class B Members at the time of the approval of a Plat of Subdivision or an Approved Landscape Plan or, in the case of wetlands or flood plains, in conformity with all applicable Governmental Regulations, but shall exclude the Willow Road Landscaped Areas. It is also anticipated that such land areas may contain entrance features or so-called monument signs to identify the Property or any Parcel of the Property.

1.40 "**Maintenance and Service**" shall have the meaning set forth in Section 6.1.A of this Declaration.

1.41 "**Member**" shall mean any Person that holds membership in the Association, as more specifically described in Sections 3.2.A and 3.2.B of this Declaration, including all Class A Members and all Class B Members.

1.42 "**Member's Share**" or "**Class A Member's Share**" shall mean each Class A Member's share of the Association Costs determined in accordance with the provisions of Section 7.4 of this Declaration and expressed as a total dollar amount.

1.43 "**MWRD**" shall mean the Metropolitan Water Reclamation District of Greater Chicago, formerly known as the Metropolitan Sanitary District.

1.44 "**MWRD Flood Control Facility**" shall have the meaning set forth in Section 11.9 of this Declaration.

1.45 "**Occupant**" shall mean any Person that is legally entitled to occupy and use any part or portion of a Parcel at any time, other than a Ground Lessee.

1.46 "**Parcel**" shall mean any part or portion of the Property, the size and the dimensions of which are established by the legal description in either a Ground Lease for such Parcel or in a Deed conveying any such Parcel and which may, but need not, correspond to a numbered or lettered lot or lots of record established by a Plat of Subdivision.

1.47 "**Parcel SE-1A-X**" shall have the meaning set forth in Section 4.1 of this Declaration.

1.48 "**Parcel W-2**" shall have the meaning set forth in Section 4.1 of this Declaration.

1.49 "**Person**" shall mean any individual, corporation, partnership, limited partnership, joint venture, limited liability company, trustee of a Land Trust, or other legal entity, public or private.

1.50 "**Plat of Subdivision**" shall mean a plat affecting any portion of the Property, that is (a) either (i) a plat of subdivision executed and approved by the Corporate Authorities of the Village and any other Persons required by law in order to comply with the Plat Act, 765 ILCS 205/0.01 et seq. (1992), as the same may be amended from time to time, and all other applicable Governmental Regulations, or (ii) a plat that is an ALTA Survey of any Buildable Parcel or Buildable Parcels and that is used for purposes of creating or evidencing an Exempt Subdivision Activity regardless of whether effected by a Deed or a Ground Lease, and (b) recorded in the

Office of the Recorder of Cook County, Illinois, whether separately or as an exhibit to a Deed or a Ground Lease, including any amendments, corrections or modifications thereto.

1.51 **"Private Drainage System Improvements"** shall have the meaning set forth in Section 6.2.D.

1.52 **"Private Drive"** or **"Private Drives"** shall mean one or more paved driveways or roadways from time to time located on a Parcel designed for use by motor vehicles, as and when the same have been constructed, the maintenance and repair of which are not the responsibility of the Association under this Declaration or of any Governmental Authority, but which may be the responsibility of a Residential Association or Sub-Association or a Ground Lessee of a Parcel to maintain and repair.

1.53 **"Property"** shall have the meaning set forth in the first "WHEREAS" clause of this Declaration and legally described on Exhibit A attached hereto, and all or any portions of Parcel W-2, Parcel SE-1A-X and the Techny Outlot (legally described on Exhibits C–1, C-2 and C-3, respectively and attached hereto) that is added to the Property pursuant to a Declaration of Inclusion pursuant to the provisions of Article 4 of this Declaration, if and when such Declaration of Inclusion is recorded.

1.54 "**Public Road**" shall mean the legal right-of-way containing a paved roadway which is from time to time located on the Property and designed for use by motor vehicles and any public sidewalks, public street lights or other public improvements located within such right-of-way, as and when the same has been constructed, dedicated to and accepted by a Governmental Authority, the maintenance and repair of which (excluding any Landscaped Areas located therein that are the responsibility of the Association to maintain and repair as provided in this Declaration) is the responsibility of a Governmental Authority.

1.55 "**Regular Annual Assessment**" shall have the meaning set forth in Section 7.2.A of this Declaration.

1.56 "**Required Annexation Agreement Provisions**" shall mean each and every one of the provisions required to be contained in this Declaration as set forth in Sections 9 and 10 of the Annexation Agreement and shall not refer to or include any additional or unrelated terms and provisions in conjunction therewith or supplemental thereto unless expressly so provided in this Declaration.

1.57 **"Residential Association"** shall mean a separate or additional association, if any, that is formed from time to time or at any time pursuant to a separate declaration of protective or restrictive covenants or condominium recorded with respect to a Residential Subdivision and whose members are comprised of the owners or Ground Lessees of any residential units in such Residential Subdivision and that is charged with responsibility for the maintenance of any common areas (other than the Common Areas and Facilities) within such Residential Subdivision.

1.58 "**Residential Subdivision**" shall mean any Buildable Parcel within the Property whose principal use is devoted all or at least 80% to residential uses.

1.59 **"Special Amendment"** shall have the meaning set forth in Section 10.1.B of this Declaration.

1.60 **"Storm Water Facilities"** shall mean all storm water channels, conduits, pipes and storm water retention or detention basins and ponds and other similar Improvements that (i) are located within the Property, (ii) are designed or engineered and intended to control and facilitate the storage, flow, retention, detention or drainage or other disposition of storm water from, or respect to or serving more than one Buildable Parcel or other Common Areas and Facilities, and (iii) are not dedicated or conveyed to a Governmental Authority as public improvements or facilities or do not consist of Private Drainage System Improvements or Detention and Drainage Easement Areas.

1.61 **"Sub-Association"** shall mean a separate additional association, if any, that is formed from time to time or at any time pursuant to a separate declaration of protective or restrictive covenants or condominium recorded with respect to any one or more of the Parcels within the Property (other than a Residential Subdivision) whose members are comprised of the owners or Ground Lessees of any buildings or portions of buildings in any such Parcel or Parcels (other than a Residential Subdivision) and that is charged with responsibility for the maintenance of any common areas (other than the Common Areas or Facilities) within such Parcel or Parcels.

1.62 **"Techny Outlot"** shall have the meaning set forth in Section 4.1 of this Declaration.

1.63 **"Transportation Agreement"** shall mean that certain Amended and Restated Transportation Facilities and Programs Agreement by and between the Village and Declarant dated as of July 13, 1999, recorded in the office of the Recorder of Deeds of Cook County, Illinois, as Document No. 09067536, as hereafter amended.

1.64 **"Transportation Management Plan"** shall mean a plan adopted by the Association pursuant to the Transportation Agreement and this Declaration to reduce both the overall traffic and peak hour traffic generated by the development of the Property.

1.65 **"Village"** shall mean the Village of Northbrook, Illinois, an Illinois municipal corporation.

1.66 **"Willow Road Landscaped Areas"** shall mean those portions of the Property that are (i) subject to the Special Perimeter Landscaping Requirements of paragraph 1 of Section 8-604 C of the Techny Overlay District portions of the Village Zoning Code adopted by the Village pursuant to the Fifth Amendment and (ii) within 145 feet of the center line of Willow Road, but not those portions of the Property that are subject to such requirements that are within 185 feet of the center line of Willow and Waukegan Roads.

## ARTICLE 2

## GENERAL PROVISIONS

2.1 **Jurisdiction of this Declaration.** The jurisdiction of this Declaration shall be deemed to extend only to the Property and to no other land heretofore or hereafter owned by

Declarant or subject to the Annexation Agreement, subject to the provisions of Section 4.1 of this Declaration.

2.2 **Purposes of this Declaration.** The Property is made subject to this Declaration in order to insure proper use, appropriate development and improvement of the Property and every part thereof as part of a first-class, high quality, mixed-use development; to encourage attractive improvements on the Property with appropriate locations thereof; to prevent haphazard and inharmonious Improvements; to insure desired high standards of maintenance for the benefit and convenience of Declarant, the Ground Lessees and all other owners and Occupants of the Property; and to satisfy the terms and provisions of Sections 9 and 10 of the Annexation Agreement and Sections 6 and 7 of the Transportation Agreement.

2.3 **Purposes of the Association.** In order to implement the general purposes of this Declaration, the Association has been formed to assume responsibility for, among other things, (i) providing for the continuing maintenance, repair and preservation of the Common Areas and Facilities (including, without limitation, those Landscaped Areas, Afforested Areas and Storm Water Facilities that are a part of the Common Areas and Facilities, and those sidewalks, walkways or pedestrian or bicycle paths and other Improvements located within any Common Areas and Facilities that are not public walks or other public improvements dedicated or conveyed to the Village or any other Governmental Authority) in a manner consistent with a first class, high quality, mixed-use development, (ii) developing and implementing the Transportation Management Plan, (iii) enforcing the restrictions contained in this Declaration, and (iv) levying and collecting assessments to fund all of its responsibilities, all in accordance with the terms of this Declaration. The Association shall have the power to accept and retain the leasehold interest or fee interest in and to any Common Areas and Facilities in order effectively to carry out such purposes.

2.4 **Right to Create Residential Associations or Other Sub-Associations.** This Declaration is intended to provide for the maintenance, repair and beautification of Common Areas and Facilities intended to serve the entire Property, all as contemplated herein, and the creation of the Association to act as a so-called "master" or "umbrella" association with respect to the entire Property. One or more separate Residential Associations or other Sub-Associations have been or may, at the discretion of Declarant, be created pursuant to a separate declaration or declarations of protective covenants recorded with respect to or concurrently with a Plat of Subdivision creating a particular Residential Subdivision or other separate and distinct development to be located within a separate Parcel or Parcels comprising a portion of the Property. Nothing contained in this Declaration shall be construed as preventing or requiring a separate declaration of protective covenants be recorded with respect to or concurrently with a Plat of Subdivision creating a Residential Subdivision or other separate and distinct development or otherwise limiting or governing the terms and provisions of any such declaration or the powers, duties and responsibilities of any Residential Association or other Sub-Association.

2.5 **Effect of Creating a Separate Declaration.** No separate declaration of protective covenants, Plat of Subdivision or other duly recorded instrument as contemplated in Section 2.4 of this Declaration may (a) amend, alter, modify or revoke any of the provisions of this Declaration; or (b) create any additional Common Areas and Facilities to be maintained or owned by the Association. If (and only if) a Residential Association or other Sub-Association,

as the case may be, is created with respect to any Residential Subdivision or other separate and distinct development to be located within the Property, all other common areas specifically designated as such on any Plat of Subdivision or in any other duly recorded instrument applicable to such Residential Subdivision or development shall be for the benefit of and the responsibility of the Class A Members holding the Class A Member's Interests with respect to the Buildable Parcels within such Residential Subdivision or development (and the tenants or Occupants thereof) or the Residential Association or other Sub-Association, as the case may be, that is created pursuant to such declaration or other recorded instrument. Notwithstanding the foregoing or any other provision of this Declaration, any landscaped medians within any Private Drives that are located within a Parcel that are within the jurisdiction of a Residential Association or Sub-Association shall be maintained by such Residential Association or Sub-Association, as the case may be, and shall not be a part of the Common Areas and Facilities under this Declaration.

2.6 **Manner in Which Common Areas and Facilities Are Determined or Designated.** It is understood and agreed by any Ground Lessee or any Person acquiring any interest in the Property by a Deed or a Ground Lease recorded after the recordation of this Declaration that no portion of the Property may be designated as Common Areas and Facilities on any Plat of Subdivision or other duly recorded instrument unless either: (x) such portion is of a nature such that it is included within the definition of Common Areas and Facilities contained in this Declaration, and Declarant consents thereto, which consent shall be evidenced by Declarant's signature on the Plat of Subdivision or other duly recorded instrument purporting to create or so designate any such Common Areas and Facilities; or (y) such portions of the Property and Improvements located thereon have been specifically so designated as part of the Common Areas and Facilities by the affirmative vote of two-thirds or more of the total number of votes then eligible to be cast by Class A Members.

## ARTICLE 3

## THE ASSOCIATION

3.1 **Incorporation.** Prior to the date of this Declaration, Declarant has formed an Illinois not-for-profit corporation under the name "Techny Property Association."

3.2 **Membership in the Association.**

A. **Identity and Classes of Members.** The Association shall have the following classes of Members:

1. **Class A Members.** Each of the following Persons shall be or shall become a Class A Member of the Association automatically and without any further act or instrument of any party regardless of whether or not such membership shall be so provided in any such Ground Lease or Deed or other instrument or decree of conveyance: (a) each Ground Lessee under a Ground Lease existing as of the date of the Association's incorporation, each subsequent Ground Lessee, and each successor to or permitted assignee or transferee of a Ground Lessee, (b) each Person (other than Declarant and its

Affiliates) that is or becomes the record owner of the fee interest (including, without limitation, a Land Trust of which Declarant or any Affiliate of Declarant is not a beneficiary) in any Parcel or Buildable Parcel that is not then the subject of a Ground Lease, and (c) Declarant or any Affiliate of Declarant that becomes the record owner of the fee interest (including a Land Trust of which Declarant or any Affiliate of Declarant is a beneficiary) in any Parcel or Buildable Parcel which is not then the subject of a Ground Lease, but which is improved with a principal building then in existence. Notwithstanding the foregoing, (i) no Person that is a holder of any such interest merely as security for the performance of an obligation shall be a Member; (ii) no Person that is a Governmental Authority shall be a Member; (iii) the beneficiary of any Land Trust holding title to a Parcel or Buildable Parcel shall be entitled to exercise all of the rights as a Member and shall be obligated to perform all obligations as a Member, rather than the trustee of such Land Trust; and (iv) upon its formation any Residential Association or other Sub-Association shall become a single Class A Member in lieu of membership in the Association by the individual members of such Residential Association or Sub-Association.

2. **Class B Members.** Upon incorporation of the Association, Declarant shall be, and thereafter each Person that becomes the record owner of the fee interest (including a Land Trust) in any Parcel that is subject to a Ground Lease shall become, automatically and without any further act or instrument by any party, a Class B Member of the Association without regard to whether such membership is so provided in any such Ground Lease or Deed or any other instrument or decree of conveyance; provided, however, if at any time a Class B Member's Interest in any Parcel or Buildable Parcel is no longer the subject of a Ground Lease but is improved with a principal building, such Class B Member shall automatically become a Class A Member. Notwithstanding the foregoing, (i) no Person that is a holder of any such interest merely as security for the performance of an obligation shall be a Member; and (ii) the beneficiary of any Land Trust holding title to a Parcel or Buildable Parcel shall exercise all rights as a Class B Member, rather than the trustee of such Land Trust.

B. **Termination of Membership.** Each Member's membership in the Association (other than the membership of a Residential Association or other Sub-Association) shall terminate, automatically and without further act or instrument of any party, upon the sale, transfer, assignment or other disposition of all of that Member's interest in the Property that gave rise to such Member's membership, at which time such Member's successor in interest shall become entitled to exercise the rights of and shall be subject to obligations of a Member as set forth herein, but no such sale, transfer, assignment or other disposition shall relieve any Class A Member of its obligation to pay any past due amounts owed to the Association, all of which shall remain a lien on such Class A Member's Interest, including all Improvements located thereon as provided in Section 7.5.B of this Declaration, and the personal obligation of such Class A Member as provided in Section 7.1 of this Declaration. In the case of a Class A Member that is a Residential Association or any other Sub-Association, such association's membership shall continue unless and until it is assigned to a successor association (in which case the assignee association shall, automatically and without further act or instrument of any party, become the Class A Member), or until the Residential Subdivision or Parcel subject to such Residential Association or Sub-Association's declaration is redeveloped for a non-residential use or

alternative use from that for which such Residential Association or Sub-Association was formed (in which case all Persons then holding all Class A Members' Interests in all of the Property comprising the former Residential Subdivision or Parcel subject to such Residential Association or Sub-Association's declaration shall, automatically and without further act or instrument of any party, again become individual Class A Members). Except as specifically provided herein, no Member shall have any right or power to disclaim, terminate or withdraw from its membership in the Association or from any of its obligations as a Member by non-use of the Common Areas and Facilities or otherwise.

3.3 **Members' Voting Rights.** Members' rights to cast votes at any annual, regular or special meeting of the Members shall be exercised only as follows:

A. **Class A Members.** Subject to the provisions of Section 3.4.B of this Declaration with respect to cumulative voting for the election of Directors of the Association, each Class A Member shall be entitled to cast with respect to any issue that comes to a vote before a meeting of the Members (or that is acted upon by written consent of the Members without a meeting) a total of one vote for each acre (rounded to the nearest acre, with each 0.50 or more of an acre being rounded up to the next highest acre) of Building Parcel Area that is the basis for such Person's Class A Member's Interest. There will be no fractional votes. Procedures for the exercise of all Class A Members' voting rights shall be in accordance with the By-Laws of the Association, as amended from time to time, and with other resolutions and determinations adopted by the Board from time to time, provided, however, that the following procedures shall in all events be applicable to voting by the Class A Members:

1. **Number of Votes.** The number of votes entitled to be cast by each Class A Member at any meeting (or by written consent without a meeting, if applicable) shall be determined as of the last day of the most recent Fiscal Year of the Association that ended at least 60 days (or such other number of days as may be determined from time to time by the Board) prior to the date on which such votes are to be cast ("**Applicable Fiscal Year End**"). The Secretary of the Association shall at all times maintain, and shall make available for inspection or copying, or both, by Members (subject to such reasonable requirements as may be determined by the Board with respect to time of inspection and reimbursement of costs) a list of all Class A Members showing in reasonable detail (i) the identification of the Parcel or Buildable Parcel that is the basis for each Member's Class A membership in the Association, and (ii) a calculation showing the number of votes then entitled to be cast at annual or special meetings of the Members by each Class A Member, and by all Class A Members in total, determined as of the Applicable Fiscal Year End. As of the date of this Declaration, the respective votes to which each Class A Member is entitled to cast and the means by which such number of votes was determined are set forth on **Exhibit F** attached hereto and made a part hereof.

2. **Declaration of Results.** At the time of each meeting of the Members (or action by written consent without a meeting) the Secretary of the Association (or if so determined from time to time by the Board, the independent inspector or inspectors for any election) shall have the power and authority to determine the validity and effectiveness of ballots, proxies, written consents, certificates or

affidavits with respect to the exercise by the Class A Members of their voting rights, and to determine and declare the results of any and all such votes. Neither the Association nor the Secretary of the Association (or inspectors of election) shall have any duty or obligation to investigate the power or authority of any Person to cast any vote on behalf of a particular Class A Member, if such power and authority is established prima facie to the reasonable, good faith satisfaction of the Secretary (or independent inspector or inspectors for any election, if applicable).

3. **Determination Binding and Conclusive.** In the absence of actual fraud, any determination made by the Secretary (or by the inspector or inspectors for any election, if applicable) regarding the number of votes entitled to be cast by or on behalf of any and all Class A Members and the validity and effectiveness of ballots, proxies, written consents or any other certificates or affidavits relating to the exercise of such voting rights shall be binding and conclusive on all Members.

4. **Voting by Residential Association or Sub-Association.** In the event that any Parcel is developed as a Residential Subdivision having a Residential Association or as a separate development having a Sub-Association, the Residential Association or Sub-Association, as the case may be, shall, automatically and without any further act or instrument by any party, be the Class A Member with respect to such Parcel, and any votes entitled to be cast by such Class A Member shall be cast on behalf of such Residential Association or Sub-Association, as the case may be, by the President thereof or by such other authorized officer or agent as may be designated by such Residential Association or Sub-Association to the reasonable satisfaction of the Secretary.

B. **Class B Members.** Class B Members shall have the right to receive notice of and to attend and audit all meetings of Members and the Board of the Association, but shall have no right to vote with respect to any issue that comes before any such meeting, to execute any written consent of the Members without a meeting, or unless otherwise approved by the Board, to participate in any proceedings or deliberations conducted at any meeting of the Members. Each Class B Member shall, however, have the right to receive all other notices and communications from the Association to Members, including copies of all proposed and final budgets, financial statements and such additional information as such Class B Member may from time to time request, and to designate a representative to attend and audit any and all meetings of the Members and Board.

3.4 **Board of Directors.**

A. **Election of Directors.** The Association shall have a Board comprised of directors of the Association (hereinafter individually a "**Director**" and collectively "**Directors**") who shall be elected or appointed in the following manner:

1. **Initial Directors.** The Board shall initially consist of three Directors who shall be appointed by Declarant.

2. **Existence of Ground Leases Covering an Aggregate of 40 Acres.** Effective at the time of the first annual meeting of Members after the date Ground Leases covering an aggregate of 40 acres or more located within the Property have become effective, the Board shall consist of five Directors to be elected by the Class A Members for one year terms.

3. **Existence of Ground Leases Covering an Aggregate of 100 Acres.** Effective at the time of the first annual meeting of Members after the date Ground Leases covering an aggregate of 100 acres or more located within the Property have become effective, the Board shall consist of such odd number of Directors as the Class A Members from time to time determine in accordance with the By-Laws, to be elected by the Class A Members. At or at any time or from time to time after such annual meeting, the By-Laws may be amended so as to provide for staggered, multi-year terms for the election of Directors in such manner as the Board may determine.

B. **Cumulative Voting.** At any election of Directors, each Class A Member shall be entitled to cast the total number of votes which such Class A Member is entitled to cast, determined under Section 3.3.A of this Declaration, multiplied by the number of Directors to be elected at such election. Each Class A Member shall have the right to cast the total number of votes that such Class A Member is entitled to cast for a single candidate or to distribute such votes among as many candidates and in such proportions as such Class A Member may determine, provided that no Class A Member shall be entitled to cast fractional votes.

C. **Vacancies.** Vacancies in the Board occurring between annual meetings of the Members may be filled by action of the Board. Any Director so appointed shall serve only until the next annual meeting of the Association, and if the Directors then serve for staggered terms, the balance of the term, if any, of the particular Director whose vacancy is being filled shall be filled by election by the Class A Members at such annual meeting.

3.5 **Officers of the Association.** The Association shall have a President and a Secretary and such other officers as shall be specified in the By-Laws, who shall be elected by the Board and who shall manage and conduct the affairs of the Association under the direction of the Board. Except as expressly provided otherwise in this Declaration, or in the Articles of Incorporation or By-Laws of the Association, all power and authority to act on behalf of the Association both pursuant to this Declaration and otherwise shall be vested in the Board from time to time and its officers under the direction of the Board, and shall not be subject to any requirement to obtain the approval of the Members.

3.6 **Association Funds.** All funds collected by the Association shall be held and expended for the purposes designated herein and in the Articles of Incorporation and By-Laws of the Association. All such funds shall be deemed to be held for the benefit, use and account of the Association and shall not be commingled with the other funds of any other Person.

3.7 **Prohibition on Distributions to Members.** The Association, being a not-for-profit corporation, shall not distribute to any Members any sum or sums or other property in the nature of dividends, but the Board may, from time to time, authorize the return of any surplus funds to the Members which the Board determines in its reasonable discretion are not required to

fund or replenish Association reserves, but only through a temporary reduction in future Regular Annual Assessments for Association Costs.

3.8 **Agreements Between the Association and Others.** Whenever possible, the Association shall perform its functions and carry out its duties by entering into agreements for the performance thereof with Persons regularly engaged in the performance of similar functions and duties, which agreements shall be with such Persons, for such length of time, at such rates of compensation and upon such other terms and provisions, as the Board shall determine from time to time. Such Persons may, but need not, be Members or other Persons owning or otherwise directly or indirectly interested in the Property or any part thereof. The Association itself shall also have power to perform its functions and carry out its duties through its officers or employees hired by the Association.

3.9 **Rules and Regulations of the Association.** The Association, through action of the Board, shall have the right from time to time to adopt and revise rules and regulations governing the maintenance and use of the Common Areas and Facilities and the Property; provided, however, that no such rule or regulation that conflicts with any provision of this Declaration, as heretofore or hereafter amended, or with any applicable Governmental Regulations, shall be adopted or enforceable by the Association. Rules and regulations shall be adopted and enforced by the Association so as to maintain the Common Areas and Facilities and the Property in an attractive, sightly and well-kept condition, including, without limitation, establishing guidelines, restrictions or prohibitions on landscaping, signage, exterior lighting, outside storage, the parking of trailers or recreational vehicles and the removal of trash and other debris. Notwithstanding the foregoing, in no event shall any such rules or regulations require any Member materially to alter or change any then existing Improvements or signage located on such Member's Buildable Parcel or any landscaping previously or to be installed under an Approved Landscape Plan for such Buildable Parcel, it being the intent that such rules shall apply only to the standards for care and maintenance of any existing Improvements or landscaping previously or to be installed under an Approved Landscape Plan or prospectively to changes or modifications thereto initiated by such Member. In addition, guidelines, restrictions and/or prohibitions governing landscaping, signage, exterior lighting, and/or outside storage on any portion of any Residential Subdivision or Parcel that is not considered part of the Common Areas and Facilities under this Declaration shall be established and enforced by the applicable Residential Association or the Sub-Association that includes such Residential Subdivision or Parcel and not by the Association; provided, however, that such Residential Association or Sub-Association shall require all building-mounted or free-standing lighting of any kind (other than street lighting within the right of way of any adjacent Public Roads) to be constructed of a type or shielded by landscaping or other means so as not to allow the light from exterior lighting to "spill over" onto or illuminate any adjacent Parcels not governed by such Residential Association or Sub-Association.

3.10 **No Personal Liability for Directors and Officers of Association.** Neither the Directors nor the officers of the Association shall be liable for any mistake of judgment or for any other acts or omissions of any nature whatsoever as such Directors and officers, except for any acts or omissions finally adjudged by a court of competent jurisdiction to constitute gross negligence or fraud. The Association shall indemnify and hold harmless each of the Directors and each of the officers of the Association against all contractual and other liabilities arising out

of contracts made by or other acts of the Board and officers of the Association or arising out of their status as Directors or officers of the Association, unless any such contract or act shall have been finally adjudged by a court of competent jurisdiction to have been fraudulent or grossly negligent. It is intended that the foregoing indemnification shall include indemnification against all costs and expenses (including, but not limited to, attorneys' fees, amounts of judgments paid and amounts paid in settlement) reasonably incurred in connection with the defense of any claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which any Director or officer of the Association may be involved by virtue of such persons being or having been such Director or officer (net of any amounts recovered or received in settlement or by judgment against any other Person); provided, however, that such indemnity shall not be operative with respect to (a) any matter as to which such Director or officer shall have been finally adjudged in such action, suit or proceeding to be liable for gross negligence or fraud in the performance of his or her duties as such Director or officer, or (b) any matter settled or compromised, unless, in the opinion of independent counsel selected by or in a manner determined by the Board, there is not reasonable ground for such Director or officer being adjudged liable for gross negligence or fraud in the performance of his or her duties as such Director or officer.

## ARTICLE 4

## INCLUSION OF ADDITIONAL PROPERTY

4.1 **Right of Declarant to Include Other Property.** Declarant shall, if required by the Village, or may elect, at any time and from time to time and without having to obtain the consent, approval or signature of any other Person, to add all or any portion of (i) Real Estate Parcel W-2, as depicted on Exhibit A attached hereto and legally described on Exhibit C attached hereto and by this reference made a part hereof ("**Parcel W-2**"), (ii) the property located at the northwest corner of Willow and Waukegan Road commonly identified by Declarant and depicted on Exhibit A attached hereto as Parcel SE-1A-X and legally described on Exhibit D attached hereto and by this reference made a part hereof ("**Parcel SE-1A-X**"), (iii) the property located on the west side of Waukegan Road immediately north of portions of Parcel SE-A-2 and east of Parcel SE-1A-1 commonly identified by Declarant and depicted on Exhibit A attached hereto as the Techny Outlot and legally described on Exhibit E attached hereto and by this reference made a part hereof (the "**Techny Outlot**") (Parcel W-2, Parcel SE-1A-X and the Techny Outlot are hereinafter, collectively called, the "**Additional Property**"), within the definition of Property and thereby subject the Additional Property (or any such portion thereof) to the jurisdiction of this Declaration by recording a Declaration of Inclusion as provided in Section 4.2 of this Declaration. Declarant is not obligated in any manner by this Declaration to subject the Additional Property or any portions thereof to this Declaration, it being the intention hereof that Declarant may decline to exercise the rights granted in this Article 4 or may elect to exercise such rights only to a limited extent or only with respect to a portion of the Additional Property, all in its sole discretion, unless otherwise required by the Village.

4.2 **Declaration of Inclusion.** Any addition of the Additional Property (or any portion thereof) authorized by the provisions of this Article 4 shall be made by recording, at any time and from time to time, in the Office of the Recorder of Deeds of Cook County, Illinois, a declaration stating the fee owner has elected to include the Additional Property or a specified portion thereof within the Property subject to this Declaration ("**Declaration of Inclusion**").

The recording of any such Declaration of Inclusion shall extend the jurisdiction of this Declaration to the Additional Property or the specified portion thereof. Each Declaration of Inclusion made pursuant to this Section 4.2 shall be executed by Declarant. In addition, each Declaration of Inclusion may contain such complementary additions and modifications of the covenants and restrictions contained in this Declaration as are not inconsistent with the intent and purpose of this Declaration. The following shall apply to each Declaration of Inclusion:

A. **Common Areas and Facilities of the Additional Property Subject to Same Rights and Obligations.** The provisions of this Declaration applicable to the Common Areas and Facilities, and the rights of Declarant, the Association and the Village with respect thereto, and all other rights, easements, covenants, restrictions, burdens, uses and privileges appurtenant to the Common Areas and Facilities shall include and apply only to the Common Areas and Facilities included from time to time within the portion of the Additional Property subjected to this Declaration or such lesser portion thereof as is specifically identified in any Declaration of Inclusion.

B. **Class A Members of Additional Property.** Every person or entity who at the time of recordation of a Declaration of Inclusion has, or who shall thereafter obtain, a Class A Member's Interest in the Additional Property or such portion thereof as is specifically identified in any Declaration of Inclusion shall be and become a Class A Member of the Association on the same terms and conditions and subject to the same qualifications and limitations as are applicable to the other Members, effective as of the date of the recording of such Declaration of Inclusion.

C. **"Property" to Include the Additional Property.** Declarant and the Village shall have and enjoy in any portion of the Additional Property that is subject to a Declaration of Inclusion all easements and exercise all rights, privileges and immunities reserved to each of them in this Declaration in the same manner and with the same force and effect as though the term "Property" as used in this Declaration included the Additional Property or such portion thereof as is the subject of such Declaration of Inclusion, effective as of the date of the recording of such Declaration of Inclusion.

D. **Application of this Declaration to the Additional Property.** In all other respects, from and after the date of recording of any such Declaration of Inclusion, all of the provisions of this Declaration shall include and apply to the Additional Property or to such portion thereof as is the subject of such Declaration of Inclusion and to each Class A Member thereof in the same manner and with the same force and effect as though the Additional Property or such portion thereof had originally been subjected to the provisions of this Declaration, effective from and after the date of recording of such Declaration of Inclusion.

## ARTICLE 5

## COMMON AREAS AND FACILITIES

5.1 **Improvement of the Common Areas and Facilities.**

A. **Initial Construction.** Declarant intends to cause each Class A Member to construct, install or locate, upon such Class A Member's Parcel such Improvements to those Common Areas and Facilities located within such Parcel, if any, that are designated as Common Areas and Facilities on Exhibit A attached hereto in a Declaration of Inclusion or as otherwise provided in Section 2.4 of this Declaration, all as shall be required by Declarant as a part of such Class A Member's Ground Lease, consistent with the applicable requirements of the Annexation Agreement and this Declaration, or as may otherwise be required by all applicable Governmental Regulations in effect during, and applicable to, the initial development or later redevelopment of such Parcel and the Property. Upon the substantial completion of any such Improvements to such Common Areas and Facilities, such Common Areas and Facilities shall become subject to the provisions of Articles 6 and 8 of this Declaration, and the Costs of Maintenance and Services associated therewith shall be subject to inclusion in the Regular Annual Assessments or any special assessments imposed pursuant to Article 7 of this Declaration.

B. **Repair of Damage.** If, in the course of undertaking the construction, installation, location, maintenance, repair or modification of any Improvements to any Parcel, or, as applicable, any portions of the Common Areas and Facilities, a Class A Member (or anyone undertaking such construction, installation and/or location on behalf of any such Class A Member) causes damage to the Common Areas and Facilities that, in the reasonable opinion of the Board, requires the repair or restoration thereof, the Board shall provide the Class A Member written notice of the damage and a reasonable period of time from the date of said notice, as determined by the Board, to restore or repair the Common Areas and Facilities to their original condition. If such Class A Member fails to do so within said time period, the Association, in addition to its remedies set forth in Section 10.2 of this Declaration, shall have the right (but not the obligation) to undertake such restoration or repair, and such Class A Member shall reimburse the Association for all of the Association's actual, out-of-pocket costs and expenses incurred in undertaking such repair or restoration, plus a charge determined by the Board, but not in excess of 25% for overhead and supervision, within 30 days of receipt of a written demand from the Association for payment thereof. In the event such Class A Member fails to pay such amounts within said 30-day period, such amounts, together with interest as provided in Section 7.7 of this Declaration and all reasonable cost of collection, including attorneys' fees and litigation expenses, shall become a lien upon such Class A Member's Interest and any Improvements to such Class A Member's Interest, enforceable in the same manner as is provided in Section 7.5.B of this Declaration with respect to liens for non-payment of assessments or other charges.

5.2 **Dedication of the Common Areas and Facilities.** Nothing contained in this Declaration shall be construed or be deemed to constitute a dedication, express or implied, of any part of the Common Areas and Facilities to or for any public use or purpose whatsoever.

5.3 **Transfer of the Common Areas and Facilities.** After the incorporation of the Association, Declarant may, at any time and from time to time, lease to the Association for one

dollar per year any portion of the Common Areas and Facilities designated on Exhibit A attached hereto or any portion of the Additional Property made subject to this Declaration that have not been or are not intended to be included within a Parcel that is or will be the subject of a Ground Lease to a Class A Member.

## ARTICLE 6

## MAINTENANCE AND SERVICE OF COMMON AREAS AND FACILITIES AND IMPROVEMENTS

6.1 **Maintenance and Service of the Common Areas and Facilities.**

A. **Association Responsibility.** The Association shall perform or cause to be performed all maintenance, improvements, repairs and replacements of and provide any security which the Board deems reasonably required to maintain the Common Areas and Facilities in a clean, sightly, safe and first-class condition and otherwise in accordance with the requirements set forth in Section 6.1.B of this Declaration (hereinafter called "**Maintenance and Service**"). Notwithstanding the requirements set forth in Section 6.1.B of this Declaration, in no event shall the Maintenance and Service obligations herein contained require or permit the Association to perform any Maintenance and Service prohibited or restricted by any Governmental Authority or to remediate any waste, substance, material, pollutant or contaminant defined as hazardous or toxic in (or for purposes of) any federal, state or municipal environmental law that is released, disposed of, or existing on the Property unless caused by the acts of the Association's contractors or its or their respective agents, employees, officers, directors or servants.

B. **Maintenance and Service Items.** Maintenance and Service shall include, without limitation:

1. **Landscaped Areas.** The mowing of all grassy, non-wetlands areas that require mowing as part of their normal maintenance; and the watering, fertilizing, weeding, replanting and replacing of plant and landscaping materials planted or installed from time to time in any Common Areas and Facilities pursuant to an Approved Landscape Plan in such manner that all trees, shrubs and other material initially planted within such areas are properly trimmed and otherwise maintained in a healthy condition, removing and replacing any diseased or dead plant and landscaping materials with equivalent replacements and otherwise conforming to the requirements of each Approved Landscape Plan. The wetlands and flood plain areas, if any, located within the Landscaped Areas shall, in addition, be maintained and preserved in conformity with all applicable Governmental Regulations.

2. **Storm Water Facilities.** The maintenance, repair, replacement and renewal of all Storm Water Facilities in a manner so that they continue to perform their intended function consistent with standards not less than those to which they were originally designed or as may be required by applicable Governmental Regulations; the spraying for control of insects (to the extent the same is not the responsibility of any Governmental Authority and consistent with the nature of the initial design of such Storm Water Facilities); the maintenance of the watercourses and the landscaped table lands

located within any portion of any Common Areas and Facilities that are intended to provide for storm water management, detention or retention; and all other maintenance necessary to keep such Storm Water Facilities in proper operation and condition, excluding, however, the maintenance, repair, replacement and removal of any Detention and Drainage Easement Areas or Private Drainage System Improvements. Where necessary or advisable, in the opinion of the Association and in accordance with applicable Governmental Regulations or standards of prudent civil engineering, the Storm Water Facilities may be modified in order to accommodate specific topographical conditions and the location or design of any new or changed Improvements on any Buildable Parcel; provided, however, that (i) the initial cost of any such modifications shall be borne by the Class A Member requesting the same, and (ii) if any such modification will utilize additional buildable area within a Class A Member's Buildable Parcel, such Class A Member's prior written consent, which may be conditioned upon receiving reasonable compensation for the loss of buildable area, must be obtained prior to making any such modification.

C. **Cost of Maintenance and Service.** The costs and expenses of performing Maintenance and Service (all such costs and expenses being hereinafter collectively called the "**Cost of Maintenance and Service**") shall include, but not be limited to, all costs of material, labor, supplies and insurance incurred by the Association including provision for the creation of reasonable reserves for future costs and expenses, for purposes of properly conducting all Maintenance and Service which is the responsibility of the Association under this Declaration. Notwithstanding anything contained in this Section 6.1, the Association shall not be obligated to perform Maintenance and Service, and shall not be obligated to incur any Cost of Maintenance and Service, with respect to any Common Areas and Facilities that are a part of or immediately adjacent to a Real Estate Parcel, unless and until the Improvements to any such Common Areas and Facilities have been substantially completed (as contemplated under Section 5.1.A of this Declaration) and such Real Estate Parcel is improved with a principal building and is itself subject to assessment under this Declaration as a part of a Class A Member's Interest, but the Association shall nevertheless be obligated to perform Maintenance and Service, and shall be obligated to incur Cost of Maintenance and Service, with respect to the approximately 7.7 acre Landscaped Area within Parcel NC-1 depicted on Exhibit A attached hereto from and after January 1, 2001, the date Declarant entered into a Ground Lease with the Association for such Landscaped Area.

D. **Maintenance and Service Obligations With Respect to Utilities.** It is the intention of this Section 6.1 that (a) the obligation for maintenance and repair of those sanitary sewer, storm sewer and water utility mains, facilities and appurtenances that are dedicated to or are a part of the municipal utility system that services the entire Property and other land in the Village shall be the responsibility of the Village or other applicable Governmental Authority to which the same have been so dedicated, (b) the obligation for maintenance and repair of utility lines serving only one Parcel (*i.e.*, service lines or drops) or any Private Drainage System Improvements shall be the responsibility of the Class A Member that owns the Class A Member's Interest in such Parcel, (c) the obligation for maintenance and repair of utility lines serving more than one Parcel (*i.e.*, service lines or drops), if not dedicated to the Village pursuant to its applicable ordinances and regulations or owned and maintained by another public utility company, shall be the shared responsibility of the Class A Members that

own the Class A Members' Interests in such Parcels based upon each Class A Member's Buildable Parcel Area's relative percentage of the total Building Parcel Areas or all Buildable Parcels served by such utility lines, or as otherwise agreed among such Class A Members, and (d) the obligation for maintenance and repair of any other utility lines included within portions of the Common Areas and Facilities shall be assumed by the Association to the extent provided in, or consistent with the intent and purposes of, this Declaration unless the foregoing obligations are assured by a Residential Association or Sub-Association.

6.2 **Maintenance and Service Obligations of Class A Members of Buildable Parcels and Improvements.** Except as otherwise provided in this Declaration, each Class A Member shall have the obligation to maintain in good condition and repair such Class A Member's Buildable Parcel and all Improvements located within such Buildable Parcel (including, without limitation, exterior painting, tuckpointing or other appropriate maintenance consistent with the nature of such Improvements), excluding Common Areas and Facilities, but including any Private Drainage System Improvements whether located on said Class A Member's Buildable Parcel or elsewhere (to the extent provided in Section 6.2.D of this Declaration), consistent with the following standards and procedures:

A. **Declarant and Association Not Responsible for Code Enforcement.** Nothing contained in this Declaration, shall be construed in any way so as to, is not intended to, and does not in any way (a) modify or otherwise supersede any Governmental Regulations of the Village or any other Governmental Authority that are applicable to the Property, all of which Governmental Regulations constitute the minimum standards for development that shall be fully adhered to by all Class A Members in the development of their Buildable Parcels or the construction of any Improvements on any Buildable Parcel or other portion of the Property, or (b) make or hold Declarant or the Association liable for damages to any Class A Member, Occupant or any other Person by reason of a failure of any Improvements constructed by a Class A Member to comply with any applicable Governmental Regulations, including without limitation the Village's zoning ordinances or building codes.

B. **Class A Members Responsible for Code Compliance.** Each Class A Member shall be responsible for conducting such reviews of all applicable Governmental Regulations, including without limitation the Village's zoning ordinance and building code, as shall be necessary or appropriate in the circumstances.

C. **Maintenance of Undeveloped Portions of Property.** Except as otherwise provided in this Section 6.2.C with respect to Declarant's continued use and maintenance of the Property prior to development, each Class A Member shall at all times maintain all landscaped or other natural areas within the Parcel in which such Class A Member's Interest exists that have not been improved with any Improvements or Common Areas and Facilities in an attractive, sightly and well-kept condition, including removal of trash and debris from whatever source, mowing all grass, weeds or other vegetation located thereon and otherwise maintaining such Parcel in a condition conforming to any applicable Governmental Regulations. Prior to the development of a particular Parcel within the Property, Declarant intends to continue to maintain all such Parcels and Declarant's Property as farmland or other open space for the continued use and support of its charitable, religious and educational activities and will be responsible for the maintenance of that portion of Declarant's Property that is not

subject to any Ground Lease or which is not otherwise the subject of a Class A Member's Interest. With respect to Declarant's Property, Declarant shall not be bound by the maintenance standards otherwise applicable to portions of the Property required to be maintained by the Association or Class A Members, except that, to the extent not performed by the Village or another Governmental Authority, Declarant will keep Declarant's Property clear of debris and will cut any grass, weeds or other vegetation on any portion of Declarant's Property that is located within 25 feet of the edge of the pavement of any Public Road not maintained by the Village or another Governmental Authority.

D. **Maintenance of Detention and Drainage Easement Areas and Private Drainage System Improvements.** Notwithstanding any other provision of this Declaration, each Class A Member having a Class A Member's Interest in any Buildable Parcel that contains any areas designated as a Detention and Drainage Easement Area on a Plat of Subdivision or in a grant of easement affecting or encumbering such Buildable Parcel or that are contoured or otherwise graded so as to provide for the proper drainage of storm water from any Parcel or within any Parcel, but that are not included within any Afforested Areas or Landscaped Areas, shall (a) maintain such Detention and Drainage Easement Areas and any surface level Private Drainage System Improvements that may be located therein clear of debris and other accumulations, for the purpose of assuring that the flow of storm water is not blocked or hindered, (b) maintain the surface level grades and contours within the Detention and Drainage Easement Areas in accordance with the plans approved by Declarant, the Village or other applicable Governmental Authority for storm water drainage within the Property, and (c) otherwise perform any and all other maintenance required by this Declaration or applicable Governmental Regulations. Notwithstanding the foregoing, any underground, subsurface or surface level drainage tile, conduits, storm sewers, inlets or other similar improvements or facilities providing drainage from one Class A Member's Buildable Parcel or Improvements, whether located on such Class A Member's Buildable Parcel or crossing another Person's Parcel and into any Common Areas and Facilities or publicly dedicated Storm Water Facilities (collectively, "**Private Drainage System Improvements**"), shall be maintained, repaired, restored, removed, reconstructed or improved by the Class A Member whose Buildable Parcel or Improvements are being served by such Private Drainage System Improvements. Where any Private Drainage System Improvements that are the responsibility of one Class A Member to maintain, repair, restore, remove, reconstruct or improve (as provided in the preceding sentence) are located on, under or within any other Person's Parcel or property or connect to any Common Areas and Facilities, the Class A Member served by such Private Drainage System Improvements shall be responsible to repair and restore any damage to such other Person's Parcel or property or to the Common Areas and Facilities caused by the exercise of the rights and obligations hereunder of the Class A Member whose Buildable Parcel or Improvements are being served by such Private Drainage System Improvements. Nothing contained in this Section 6.2 shall modify or abrogate the obligations of any Governmental Authority or public utility to maintain any publicly dedicated utilities or utility structures located within any such Detention and Drainage Easement Areas in accordance with the agreement or other document creating the same or as may otherwise be required by law.

6.3 **Easements for Common Area Maintenance and Service.** Non-exclusive easements for ingress and egress over, under, across, in and upon the Property (excluding the interior of any Building) are hereby declared, created and reserved by Declarant for the benefit

and use of Declarant and the Association, as the case may be, and their respective successors or assigns, agents and employees so as to provide reasonable access to the Common Areas and Facilities and to enter upon the Property for the purpose of (i) performing Maintenance and Service, or (ii) otherwise inspecting the Property for determining compliance with and enforcing the respective obligations of the Members and the Association and exercising the rights of Declarant or the Association, as the case may be, pursuant to this Declaration.

6.4 **Additional Powers of the Association.** The Association shall perform such other duties and obligations as are usually and customarily performed by similar property management and maintenance associations for the purposes of implementing this Declaration and, to the extent the Board deems appropriate for Association purposes, shall have the power (a) to own or lease real and personal property, (b) to maintain bank accounts, (c) to enforce this Declaration as herein provided, (d) to obtain policies of insurance insuring the Board, Association and its Members in accordance with Article 8 and such other or providing such other or further coverages as the Board shall deem necessary or advisable consistent with the terms and provisions of this Declaration, (e) to contract for legal and accounting services, (f) to borrow funds, (g) to employ employees, (h) otherwise to do that which the Board believes necessary or advisable to protect or defend the Common Areas and Facilities, the Association and the Property from loss or damage by suit, and (i) to pay all Association Costs from assessments or reserves as the Board deems appropriate or advisable.

6.5 **Rights of the Village to Access and to Maintain.**

A. **Access Rights.** An irrevocable license and easement is hereby granted to the Village and its police, fire, water, health, public works, engineering and other authorized officials, employees, contractors and consultants and vehicles and equipment of the Village, to go upon the Common Areas and Facilities at any time and from time to time for the purpose of performing their official duties and for the purpose of enforcing any and all applicable Governmental Regulations. In addition, officials and employees of the Village, and its duly authorized contractors and consultants, are hereby granted an easement to be exercised in the manner hereinafter provided to enter upon, on and over any portion of the Property, including the Common Areas and Facilities and the Detention and Drainage Easement Areas, (a) for the purposes of repairing and maintaining the Storm Water Facilities, any Private Drainage System Improvements, any public utilities dedicated to or otherwise owned by the Village, and any other Improvements located within the Landscaped Areas or Afforested Areas in accordance with the applicable Approved Landscape Plan, and (b) for the purposes of assuring the same are otherwise maintained in accordance with the provisions of this Declaration.

B. **Prior Notice and Demand to Association Generally Required.** To the extent the Association fails to perform its obligations under Section 6.1 of this Declaration or in the event of any emergency situations, the Village shall have the right, but not the obligation, to serve written notice upon the Association setting forth the manner in which the Association has failed to comply with its obligations under this Declaration. Any such notice shall include a demand that such deficiency be cured within 30 days from the date such notice is received by the Association. If such deficiency has not been cured within such 30 days or any extension of time granted by the Village Manager, the Village may exercise its rights under this Declaration to enter any portion of the Property, including the Common Areas and Facilities and the Detention

and Drainage Easement Areas, and to perform such maintenance or repair as is required to satisfy applicable Governmental Regulations and the terms and provisions of this Declaration. The Association shall reimburse the Village for all expenses incurred by the Village in performing such maintenance or repair where the same relates to any Common Areas and Facilities, and the Class A Member responsible under this Declaration for maintaining the Detention and Drainage Easement Areas or any Private Drainage System Improvements shall reimburse the Village for all expenses incurred by the Village in performing such maintenance or repair where the same relates to any such Detention and Drainage Easement Areas or Private Drainage System Improvements. If the Association or the Class A Member, as the case may be, fails to reimburse the Village in full for all such expenses incurred within 30 days after receipt of a statement from the Village detailing such expenses, then the portion of such expenses not so reimbursed, together with interest and all reasonable costs of collection, including attorneys' fees, shall, if owed by the Association, be assessed against all of the Class A Members based on each Member's Share of the Association Costs (determined on the same basis as each such Class A Member's Share of Regular Annual Assessments for the Fiscal Year during which such lien attaches), and each Member's Share of such expenses, interest and costs shall become a lien upon such Class A Member's Interest in its Parcel, or shall, if owed by a particular Class A Member or Class A Members, be assessed against such Class A Member or Class A Members and become a lien upon each such Class A Member's Interest in its Parcel (in the same proportion as each such Class A Member's Share of Regular Annual Assessments for the Fiscal Year during which such lien attaches bears to the total of all such Class A Members' Shares). Such lien may be enforceable by an action to foreclose such lien in the same manner as is provided in the Illinois Mortgage Foreclosure Act for foreclosure of the lien of a mortgage or deed of trust on real property.

C. **Rights of Village to be Exercised in Village's Discretion.** The rights of the Village herein granted are for the Village's benefit but the Village shall be under no obligation to exercise the rights herein granted except as it shall determine to be in its best interest. No failure to exercise any right herein granted to the Village shall be construed as a waiver of that or any other rights.

## ARTICLE 7

## ASSOCIATION ASSESSMENTS

7.1 **Liability for Payment.** All assessments shall be used for the payment of Association Costs, including without limitation the Cost of Maintenance and Service for the Common Areas and Facilities incurred pursuant to Article 6 of this Declaration or otherwise, the costs of insurance obtained or maintained for the benefit of the Board and the Association pursuant to Article 8 of this Declaration, the costs incurred in connection with any Transportation Management Plan implemented under Article 9 of this Declaration, or the costs incurred for such other purposes as are consistent with the terms of this Declaration as the Board shall direct and the establishment of reasonable reserves for future Association Costs. Each Class A Member shall be personally liable for such Member's Share of the total assessments imposed by the Association. In the event that record title to a Class A Member's Interest is held in a Land Trust, then the beneficiary or beneficiaries of such Land Trust shall be personally liable for payment of such assessments. No Class B Member shall be liable for any Association

Costs. The Association shall not have the authority to forgive the payment of assessments due and unpaid by any Class A Member.

7.2 **Regular Assessments.**

A. **Annual Budget; Regular Annual Assessments.** The initial annual assessment payable to the Association by Class A Members shall be fixed by the Board in its discretion, giving due consideration to the actual Association Costs for the prior Fiscal Year, if any, and the reasonably estimated Association Costs for the next succeeding Fiscal Year. If required, such initial annual assessment shall be prorated for the period commencing with the date the Association becomes obligated to perform Maintenance and Service to the end of its then current Fiscal Year. Commencing with the next Fiscal Year after the initial annual assessment, and for each Fiscal Year thereafter, the Board shall prepare and circulate an annual budget for each such Fiscal Year to all Members, no later than 15 days prior to the beginning of the Fiscal Year, setting forth the estimated expenses, including the amounts required to establish reasonable reserves, to be incurred by the Association in carrying out the purposes, business and affairs of the Association provided for in this Declaration, including, but not limited to, the Cost of Maintenance and Service, premiums for insurance procured on behalf of the Association pursuant to Article 8 of this Declaration, management fees and expenses, and other costs and expenses of the nature and type described in this Declaration (collectively, the "**Association Costs**") for the next succeeding Fiscal Year, and such amount ("**Regular Annual Assessment**") shall be assessed against each Class A Member in accordance with each such Member's Share.

B. **Payment and Adjustment.** The Regular Annual Assessment shall be paid in such manner as the Board may determine from time to time but no more frequently than monthly. Such budget shall take into consideration the estimated amount of appropriate reserves for any future or contemplated repair, replacement or renewal of a specified improvement to or upon the Common Areas and Facilities or the personal property, equipment and facilities maintained by the Association. Each annual budget and Regular Annual Assessment shall be determined in the Board's sole discretion and shall not be subject to a vote or approval by the Members; provided, however, if the dollar amount of a Class A Member's Share of any Regular Annual Assessment for any Fiscal Year will be more than 10% above the dollar amount of such Class A Member's Share of the Regular Annual Assessment for the prior Fiscal Year and in the case of the first Regular Annual Assessment, then the budget and the Regular Annual Assessment for any such Fiscal Year shall not become effective, unless and until it is approved either (i) by affirmative vote of a majority of the total votes of the Class A Members cast at either the annual meeting of the Members or at a special meeting of Members called for such purpose at which a quorum of the Class A Members are present in person or by proxy, or (ii) by written approval of the Class A Members then entitled to cast a majority of the then total number of eligible votes (determined in accordance with the provisions of Section 3.3.A.1 of this Declaration).

C. **Annual Financial Statements.** As promptly as practicable, but in no event later than 120 days after the close of the Fiscal Year, the Association shall deliver to each Member annual financial statements for the Association for the prior Fiscal Year, including a balance sheet and a statement of cash flow.

7.3 **<u>Special Assessments</u>.** The Board, without any vote by the Class A Members, shall also have the power and authority at any time during any Fiscal Year to levy and collect one or more special assessments if the Board deems such special assessment or assessments to be necessary for conduct of the business and affairs of the Association; provided, however, that the Board shall not have power to levy or collect special assessments exceeding, in the aggregate in any one Fiscal Year, an amount in excess of 10% of the Regular Annual Assessment for such Fiscal Year without the prior approval of the Class A Members, either (i) by affirmative vote of a majority of the total votes of the Class A Members cast at either the annual meeting of the Members or at a special meeting of Members called for such purpose at which a quorum of the Class A Members are present in person or by proxy, or (ii) by written approval of the Class A Members then entitled to cast a majority of the then total number of eligible votes (determined in accordance with the provisions of <u>Section 3.3.A.1</u> of this Declaration). Notwithstanding the foregoing, the Board may at any time during any Fiscal Year levy and collect one or more special assessments, without approval by the Class A Members, by any amount in order to satisfy or pay any previously unbudgeted additional Association Costs incurred to fulfill the indemnity obligations of the Association as set forth in <u>Section 3.10</u> of this Declaration. Any such special assessment shall be assessed against each Class A Member in accordance with each such Member's Share and shall be paid in such manner as the Board shall determine from time to time but no sooner than 30 days' after written notice from the Board.

7.4 **<u>Member's Share of Association Costs</u>.** Each Class A Member's Share shall, except as otherwise provided in <u>Section 9.2.E</u> of this Declaration, be determined from time to time in accordance with the following formula (examples of which are set forth on <u>Exhibit G</u> attached hereto):

| | | | | |
|---|---|---|---|---|
| Class A Member's Share (expressed as a dollar amount) | = | <u>Total Regular Annual Assessment or special assessment for the Fiscal Year</u><br>Total Building Parcel Area of all Buildable Parcels within the Property in which Class A Members' Interests then exist (rounded to the nearest acre, with each 0.50 or more of an acre being rounded up to the next highest acre) | x | Building Parcel Area of a Class A Member's Interest (rounded to the nearest acre, with each 0.50 or more of an acre being rounded up to the next highest acre). |

For convenience, the Association may determine a percentage share of the total Association Costs for each Class A Member in the manner set forth on <u>Exhibit F</u> and assign each Member's Share based on such percentage, provided, however, in no event shall the total of all Members' respective percentage shares exceed 100%. The Secretary of the Association shall maintain books and records of each Class A Member's Share, which books and records shall be available for inspection at reasonable times by any Member, and the Association shall promptly notify each Member of any change or changes in such Member's Share caused by a change in the information upon which such Member's Share was previously determined. The calculation to determine each Class A Member's Share and whether there has been any such change or changes in any Building Parcel Area shall be made once per year by the Secretary of the Association at

the same time as the number of votes entitled to be cast by Class A Members is determined under Section 3.3.A.1 of this Declaration and shall remain in effect for the purpose of all Regular Annual Assessments and any special assessments during the then current Fiscal Year; provided, however, if a Person becomes a Class A Member of the Association at any time during a particular Fiscal Year, but after the date for determining each Class A Member's Share, such new Class A Member shall commence paying Regular Annual Assessments and any special assessments for such Fiscal Year as of the date such Person becomes a Class A Member at the same amount per acre as all other Class A Members multiplied by the Building Parcel Area of such new Class A Member's Parcel, but prorated for the remainder of such Fiscal Year. In the absence of actual fraud, any determination made by the Secretary or Treasurer regarding a Member's Share shall be binding and conclusive on all Members.

7.5 **Non-Payment of Assessments.**

A. **Interest on Past Due Assessments.** Any assessments that are not paid when due shall be delinquent and shall bear interest from the due date at a rate determined from time to time by the Board, but not in excess of 15% per annum (compounded annually). The amount of interest provided for herein, together with all actual out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by the Association in connection with any action taken by the Association to record evidence of its lien or to collect such assessments as permitted under this Declaration, shall be added to the amount of such assessment and to any judgment or decree therefor.

B. **Lien for Unpaid Assessments.** All unpaid assessments and charges imposed on a Class A Member pursuant to this Declaration, together with interest thereon as provided herein and the costs of collection, if any (including reasonable attorneys' fees), shall be a continuing lien upon the Class A Member's Interest and any Improvements owned by such Class A Member and located on the Parcel in which such Class A Member's Interest exists until paid. If, however, a Class A Member is a Residential Association or other Sub-Association, then the unpaid assessments and charges imposed on the Residential Association or other Sub-Association shall be a lien on the Buildable Parcels owned by or leased to each member of such Residential Association or other Sub-Association in the same proportions as assessments imposed by such Residential Association or other Sub-Association are allocated, based on the information provided to the Association by such Residential Association or other Sub-Association, or, in the absence of any such information, in equal amounts for each of the Buildable Parcels included within such Residential Subdivision or land comprising the other Sub-Association. The Association may, at its option, bring an action at law against the Class A Member personally obligated to pay such assessment, may foreclose the lien against the Class A Member's Interest and any Improvements thereto, or against (i) the beneficial interest in a Land Trust if such Class A Member is a beneficiary of a Land Trust, or (ii) if the Class A Member is a Residential Association or other Sub-Association, the Buildable Parcels owned or leased to each member of such Residential Association or other Sub-Association as provided above, or may exercise any other rights or remedies the Association may have at law or in equity.

C. **No Waiver or Abandonment.** No Member (or member of a Residential Association or other Sub-Association) may waive or otherwise avoid liability for an assessment or charges as provided for herein by non-use of any Common Areas and Facilities or any

facilities related thereto, by abandonment of its Parcel or by reason of the failure by a Member (or member of a Residential Association or other Sub-Association) to pay its assessments. In addition, the Association shall have the right, but not the obligation, to give notice of any such lien to any mortgagee or lender that holds a leasehold mortgage of record on the Parcel to which the lien has attached.

7.6 **Books and Records; Proration of Assessments; Moratorium on Initial Assessments.** Any Member shall have the right to examine the Association's records including, without limitation, records relative to any assessment or the determination of any Member's voting rights or any Member's Share, at the principal office of the Association during normal business hours upon reasonable prior notice; provided that such Member bears all costs of such examination. All assessments payable by a Class A Member shall be prorated as of the date such Class A Member's Interest is created; provided, however, there shall be no assessments payable by any Class A Members until at least 40 acres of the Property have become the subject of a Ground Lease or Ground Leases. Prorations of any assessments payable by a Member that is a Residential Association shall be required only upon the formation or dissolution of a Residential Association. No such proration or transfer of title or assignment of rights and obligations shall affect the Association's rights with respect to liens for unpaid assessments as provided in Section 7.5 of this Declaration or otherwise.

7.7 **Subordination of Lien to Mortgage Liens.** The lien for any assessment or charge provided in this Declaration shall be subordinated only to (i) real estate taxes, special assessments and special real estate taxes levied, by any Governmental Authority and which by law are a prior lien on any Class A Member's Interest, regardless of whether the same are levied before or after the date of the failure to pay any such assessment or charge; or (ii) the lien of any bona fide security interest including a mortgage or trust deed recorded as security for any loan obtained by a Class A Member, if such lien is recorded or perfected against the Class A Member's Interest and any Improvements owned by such Class A Member and located on the Parcel in which such Class A Member's Interest exists prior to the date on which such assessment or charge first became due and payable. No subsequent sale or transfer of a Parcel pursuant to or in lieu of foreclosure by the holder of such security interest shall relieve the Class A Member's Interest and any Improvements thereto from the lien for any assessments or charges thereafter becoming due, nor shall the Class A Member prior to the date of such sale or transfer be relieved of the obligation to pay such assessments and charges, all of which shall remain and continue as a personal obligation of such Class A Member and shall automatically (and without any further act on the part of the Association or other lien holder) be deemed reinstated as a lien on the Class A Member's Interest and any Improvements thereto if said Class A Member exercises any right of redemption afforded to such Class A Member to reacquire title, whether directly or indirectly, to its Class A Member's Interest and any Improvements thereto after such sale or transfer.

7.8 **Property Not Subject to Assessment.** The following portions of the Property and Improvements from time to time located thereon shall be exempt from the assessments, charges and liens created under this Declaration:

A. **Public Property.** All interests in portions of the Property and Improvements deeded or dedicated to and accepted by the Village, a public utility or any other Governmental Authority.

B. **Common Areas and Facilities.** All Common Areas and Facilities provided for under this Declaration (except that the acres of land included within or containing any such Common Areas and Facilities that are a part of a Class A Member's Buildable Parcel shall nevertheless be included in such Class A Member's Buildable Parcel for purposes of calculating such Member's Share).

C. **Declarant's Property.** Any portion of the Property (i) that is owned by Declarant or any Affiliate of Declarant or a Land Trust of which Declarant or any Affiliate of Declarant is a beneficiary, and (ii) that is not subject to a Ground Lease or otherwise improved with a principal building then in existence ("**Declarant's Property**").

7.9 **Real Estate Taxes for the Common Areas and Facilities.** Whenever a Class A Member's Parcel contains within its boundaries land or Improvements designated herein as a Common Areas and Facilities, any Detention and Drainage Easement Area, any Storm Water Facilities or any Private Drainage System Improvements, the owner of the Class A Member's Interest in such Parcel shall be personally liable for all real estate taxes and assessments on the entire Parcel including any land areas designated as Common Areas and Facilities or as a Detention and Drainage Easement Area or which are otherwise devoted to any such Storm Water Facilities or Private Drainage System Improvements.

7.10 **Tax Parcel Division.** Each Class A Member shall cooperate with the Association in order to obtain separate real estate tax permanent index numbers for the Common Areas and Facilities that are not intended to be included within the land area within a Class A Member's Buildable Parcel, including without limitation executing a petition or other appropriate instrument for tax parcel division and such other documents as may be necessary in order to cause the Assessor of Cook County, Illinois to issue a separate real estate tax bill or bills for such Common Areas and Facilities.

## ARTICLE 8

## INSURANCE

8.1 **Insurance to be Maintained by the Association.** The Board, on behalf of the Association, shall have the authority to and shall obtain on behalf of the Association the following insurance:

A. **Property Insurance.** Physical damage insurance on a replacement cost basis for any Improvements to any Common Areas and Facilities and any personal property and supplies of the Association which provides coverage against all risk of physical loss, including, but not limited to loss or damage caused by pollution, fire, lightning, windstorm, hail, smoke, explosion, riot, riot attending a strike or civil commotion, aircraft and vehicles, vandalism and malicious mischief, collapse or earthquake to the extent coverage for such risks is from time to time customarily available at commercially reasonable rates in the commercial property

insurance market in an amount equal to not less than 100% of the full insurable value of the improvements. The "full insurable value" of the Common Areas and Facilities shall be determined from time to time by the Board, which determination may be based upon an appropriate insurance appraisal.

B. **Liability Insurance.** Commercial general liability insurance providing coverage equal to a standard ISO CG 0001 02 98 form (or such other standard form as shall be issued from time to time by the Insurance Service Organization or any successor organization, or an entity similar in function and purpose to the Insurance Service Organization if no successor organization exists), including but not limited to, a broad form endorsement providing insurance against claims for bodily injury (including death), property damage occurring upon or in the Common Areas and Facilities and contractual liability, and having limits of liability not more than the limits that are customary and reasonable for similar uses in the Chicago metropolitan area as reasonably determined from time to time by the Board, but in no event less than $1,000,000 as the combined single limit per occurrence with an umbrella for an additional $10,000,000 provided through a so-called "following form" umbrella policy.

C. **Worker's Compensation Insurance.** If the Association has employees, worker's compensation insurance in an amount not less than the required statutory limits and including employer's liability insurance with limits of not less than $500,000 per occurrence.

D. **Directors' and Officers' Liability Insurance.** Directors' and officers' liability insurance covering the directors, officers, managers, trustees, employees, managing agents or volunteers of the Association in such amounts and with such deductibles and coverages as may be determined by the Board. Such policy of insurance shall contain waivers of any defense based on the exclusion of persons who serve without compensation from any definition of "employee" or similar expression. Such policy of insurance shall name the Association as the insured or obligee.

E. **Other Insurance.** Such other insurance in such reasonable amounts as the Board shall deem desirable or prudent in the exercise of their judgment under the circumstances.

8.2 **Specific Insurance Provisions for All Policies.**

A. **Authorized Companies.** All insurance required to be maintained pursuant to this Article 8 shall be effected under valid and enforceable policies issued by insurance companies authorized and licensed by the Insurance Department of the State of Illinois (or its successor agency) to transact business in the State of Illinois and holding a current Policyholder's Alphabetic and Financial Size Category Rating of not less than A/VIII according to Best's Insurance Reports-International Edition or a substantially equivalent rating from a nationally-recognized insurance rating service.

B. **Named Insureds.** All such policies shall name as the insured the Association, and, in the case of the insurance under Section 8.1.B of this Declaration, shall name Declarant, its Affiliates and any other fee owners or fee mortgagees of all or any portion of the Property on which any portion of the Common Areas and Facilities are located and who give

written notice to the Association of their identity as well as make a written request to be named as an additional insured, as additional insureds.

C. **Notice of Cancellation.** All such policies shall provide a minimum of 30 days advance notice of modification or cancellation in writing to the insured and additional insureds thereunder. Upon the formation of the Association and thereafter not less than 30 days prior to the expiration dates of the expiring insurance policies theretofore furnished pursuant to this Article 8, the Association shall deliver to the additional insureds (or another person designated from time to time by any such additional insured) originals of the renewal or replacement policies, or true and correct copies thereof certified by the respective insurers, or other evidence of continuation of insurance, together with evidence of the payment of the applicable insurance premiums for the insurance required hereunder, which shall be stamped upon the policies or the copies delivered to the additional insureds, or otherwise evidenced to the reasonable satisfaction of the additional insureds. In the event actual policies are not available at such time, binders or certificates shall be delivered upon which the additional insureds can legally rely evidencing such insurance within the time periods specified and shall deliver the policies required as soon as practicable thereafter.

D. **Primary Policies.** All such policies shall specifically provide that they shall be primary and shall attach before and without right of contribution against any insurance available to the Association, Declarant or other Persons named as additional insureds thereunder.

## ARTICLE 9

## SPECIFIC RESTRICTIONS AND PROVISIONS RELATING TO USE AND TRAFFIC MANAGEMENT

9.1 **Prohibited Conditions or Use.**

A. **No Impairment of Easement Rights.** No Class A Member shall do or permit to be done on such Class A Member's Parcel or anywhere else on the Property any act or thing that will impair any easement granted to any other Person, nor shall any such Class A Member create or permit to exist on such Class A Member's Parcel or anywhere else in the Property any condition that will materially adversely affect the use or enjoyment of other portions of the Property or any part or portion thereof by any Person entitled to such use or enjoyment.

B. **No Improper Conduct.** No nuisance, noxious, offensive or illegal activity shall be or permitted to be carried on by any Member on such Member's Parcel or anywhere else on the Property.

C. **No Accumulation of Rubbish.** All rubbish, trash, and garbage generated from the use or occupancy of any Class A Member's Parcel shall be temporarily stored on each Class A Member's Parcel in enclosed rubbish or trash receptacles contained within a fenced or walled enclosure or otherwise screened so as not to be visible from any neighboring Parcels, any Public Roads or any Private Drives and shall be regularly removed from the Parcel and shall not be allowed to accumulate thereon. In addition to the foregoing, all rubbish, trash and garbage

shall be stored and removed in accordance with any more specific rules and regulations adopted from time to time by the Board.

9.2 **Transportation Agreement Required Covenants.**

A. **Establishment of Traffic Management Declaration and Traffic Management Association.** This Declaration shall constitute the "Traffic Management Declaration" and the Association created hereby shall also constitute the "Traffic Management Association" both as required under the Transportation Agreement. All of the terms, covenants, conditions and restrictions set forth in Sections 6 and 7 of the Transportation Agreement are hereby incorporated by reference into this Traffic Management Declaration. All Class A Members of the Association, other than any Member that is a Residential Association or whose Class A Member's Interest consists of an interest in a Residential Subdivision or any Member whose Parcel is devoted entirely to retail, residential or other non-office uses (or a combination thereof) or where the portion thereof devoted to office use is less than 20% of the total (based on rentable or useable square feet allocations within any buildings located on such Parcel), shall automatically be members of the Traffic Management Association and shall be subject to and obligated to comply with all of the traffic management requirements set forth in the Transportation Agreement and this Declaration.

B. **Purpose of Traffic Management Association.** The purpose of the Traffic Management Association shall be to foster the development of facilities and programs designed to reduce the vehicular traffic generated by the development of the Property and to reduce the tendency of such traffic to be on the public roads during the hours of peak traffic volumes on such roads. The Traffic Management Association shall have all of the powers and all of the duties set forth in the Transportation Agreement and in this Declaration to facilitate the traffic management requirements of the Transportation Agreement.

C. **Transportation Management Plan.** The Board shall promulgate a Transportation Management Plan to reduce both the overall traffic and the peak hour traffic generated by the development of the Property. The Board shall retain a qualified professional transportation coordinator or consultant to help develop, implement, operate and supervise the Transportation Management Plan. The Transportation Management Plan shall incorporate the following features if and to the extent required by the Village:

(i) Construction of such Bus Route Improvements as may be necessary to ensure that public buses will have safe and convenient access to and use of passenger pick-up and drop-off locations within the Property.

(ii) Programs that (i) require each building having a parking lot with more than 50 spaces to designate preferred parking spaces for ride sharing and car, van and bus pool participants, (ii) provide supplemental private shuttle bus service to and from nearby commuter train stations, (iii) encourage ride sharing and car, van and bus pooling, and (iv) disseminate information to the Association Members apprising them of the available traffic programs.

D. **Term of Traffic Management Declaration.** The term of this Traffic Management Declaration shall be coterminous with the term of this Declaration as set forth in Section 10.3 of this Declaration. Notwithstanding the dissolution of the Association or other termination of this Declaration, this Traffic Management Declaration shall in no event be terminated without the prior written consent of the Corporate Authorities of the Village.

E. **Costs Component of Association Costs.** Any and all costs incurred by the Association in connection with the implementation of the provisions of this Section 9.2 shall be included in Association Costs, but shall be shared by all Class A Members, other than those Class A Members that consist of either: (i) Residential Associations, (ii) Persons whose Class A Member's Interests consist of an interest in a Residential Subdivision, and (iii) Persons whose Parcel is devoted entirely to retail, residential or other non-office uses (or a combination thereof) or where the portion thereof devoted to office uses is less than 20% of the total (based on rentable or useable square feet allocations within any buildings located on such Parcel).

9.3 **Landscaping, Exterior Lighting and Signage Standards.**

A. **Compliance with Declaration and Governmental Regulations.** All landscaping, exterior lighting and signage for any Parcel or the Common Areas and Facilities, whether original or replacement, temporary or permanent, shall be constructed, altered, restored, added to, located, placed or installed in compliance with all applicable rules and regulations established from time to time by the Board and other applicable provisions of this Declaration or, in the case of landscaping, exterior lighting and signage for any Parcel or Common Areas and Facilities that are to be maintained by a Residential Association or a Sub-Association, by the rules and regulations adopted by the board of such Residential Association or Sub-Association and the applicable declaration creating such Residential Association or Sub-Association, as well as all applicable Village ordinances and codes and the Annexation Agreement. All landscaping, signage and exterior lighting for a Parcel or the Common Areas and Facilities, whether original or replacement, temporary or permanent, shall be constructed, altered, restored, added to, located, placed or installed in a manner that is consistent with the use of the Property as a first-class, high-quality mixed-use development. Notwithstanding the above, any landscaping, signage and exterior lighting for a Parcel or the Common Areas and Facilities that are constructed and installed by a Class A Member in connection with the initial construction of Improvements on such Class A Member's Buildable Parcel and in accordance with the applicable provisions of the Governmental Regulations of the Village, Annexation Agreement, and the Ground Lease or other agreement under which such Improvements are authorized, shall conclusively be deemed to comply with the standards contained in this Article 9. No rules or regulations of the Board adopted or modified by the Board after the initial construction of any Improvements shall have any retroactive effect on any Class A Member, and so long as such Class A Member maintains its landscaping, exterior lighting and signage in the same or substantially similar configuration as initially approved and installed, such Class A Member shall have no obligation to make alterations, additions or other modifications to its landscaping, exterior lighting or signage in order to comply with any such new rules or regulations of the Board. In addition, a Class A Member shall have, subject to the review and consent of Declarant and the provisions of Section 9.3.B of this Declaration, but without the approval of the Association, the right to modify the landscaping and signage within the Parcel owned or ground leased by such Class A Member, and the right to modify the signage and exterior lighting

installed thereon, provided, however, that such Class A Member shall require all building-mounted or free-standing lighting of any kind (other than street lighting within the right of way of any adjacent Public Roads) to be constructed of a type or shielded by landscaping or other means so as not to allow the light from exterior lighting to "spill over" onto or illuminate any adjacent Parcels not governed by such Class A Member. Nothing contained in the preceding sentence shall, however, alter or modify the rights of the board of any Residential Association or Sub-Association pursuant to the separate declaration creating such Residential Association or Sub-Association to approve or consent to any such changes.

B. **Approval by Declarant and the Board.** The initial plan for the installation of the landscaping, exterior lighting or signage by a Ground Lessee on a Parcel shall be subject to the approval of Declarant. Thereafter, no change in the landscaping, exterior lighting or signage within any portion of the Common Areas or Facilities that are within the responsibility of the Association, shall be commenced, erected, maintained or undertaken on a Parcel or on the Common Areas and Facilities unless and until the plans and specifications showing the nature, kind, shape, height, materials, and location of the same shall have been submitted to and approved in writing (i) as to harmony of external design and location in relation to surrounding structures and topography and compliance with the provisions of this Article 9 by the Board, or (ii) in accordance with such other standards or procedures as may be established from time to time under the rules and regulations adopted by the Board. The Board's failure to notify the Class A Member that has submitted such plans and specifications of the Board's approval or disapproval of such design, location and compliance within 90 days after said plans and specifications have been submitted shall be deemed to be the Board's disapproval thereof. In addition to the foregoing, the Class A Member requesting any such approval shall be solely responsible (x) to apply and pay for and obtain any and all required approvals, permits, and licenses from any Governmental Authority, (y) to comply with all applicable Governmental Regulations (including the Village's zoning and building, health and safety codes and ordinances), and (z) to comply with the provisions of any applicable Ground Lease or other private agreement which affects any proposed landscaping, exterior lighting or signage changes such Class A Member wishes to implement.

C. **No Liability for Declarant or Board.** Approval by Declarant or the Board of any plans and specifications or the adoption by rule or regulation of the Board of any standards pursuant to this Declaration shall not be construed as representing, implying or guaranteeing that any work undertaken in accordance with any such plans and specifications shall, if followed, result in an end product that conforms to any applicable Governmental Regulations or the Annexation Agreement or is free from defects or completed in a good and workmanlike manner. None of Declarant, the Village or the Association, or any combination thereof, shall be responsible or liable for (i) any defects in any plans or specifications submitted, revised or approved pursuant to this Declaration, (ii) any loss or damage to any person or property arising out of the approval or disapproval of any plans or specifications, or (iii) any loss or damage arising from the non-compliance of such plans and specifications or standards with any Governmental Regulations or the Annexation Agreement, or from any defects in construction undertaken pursuant to such plans or specifications. Approval given to any one Class A Member shall be based upon the Board's reasonable discretion and shall not be construed as, or interpreted to be or require, approval of any part or portion of any other Class A

Member's proposed action even if such proposed action is identical or substantially similar to an action which has previously received approval.

## ARTICLE 10

## GENERAL PROVISIONS

### 10.1 Amendments to Declaration.

A. **Amendments by Class A Members; Consent by Declarant.** Except as otherwise specifically provided herein, the Class A Members shall have and they are hereby granted, the power to amend this Declaration and each and all of the terms and provisions hereof, and each and all of the covenants, easements, agreements and restrictions herein contained that pertain to the Common Areas and Facilities by written instrument recorded in the Office of the Recorder of Cook County, Illinois, at any time and from time to time, by an amendment which is either: (1) recommended by the Board and approved by the affirmative vote of not less than a majority of the total number of votes then eligible to be cast by Class A Members of the Association, or (2) approved by the affirmative vote of not less than two-thirds or more of the total number of votes then eligible to be cast by Class A Members of the Association without being recommended by the Board. Notwithstanding the foregoing, (i) no amendment shall be effective if it causes the Common Areas and Facilities, or any part thereof, to be in non-compliance with any Governmental Regulation, including but not limited to the Village zoning ordinances or building codes, (ii) no amendment to any provision contained in this Declaration that inures to the benefit of the Village shall be effective without the written consent of the Village, (iii) no amendment to any provision contained in this Declaration that inures to the benefit of Declarant shall be effective without the written consent of Declarant, and (iv) no amendment to this Section 10.1.A and Sections 3.3, 4.1, 4.2 and 7.4 of this Declaration shall be effective unless such amendment is (x) approved by the affirmative vote of three-quarters or more of the total number of votes then eligible to be cast by Class A Members, (y) approved in writing by Declarant and any of its Affiliates which are then Class B Members, and (z) if Declarant and its Affiliates are not the only Class B Members, approved in writing by both (A) Declarant and any of its Affiliates which are then Class B Members, and (B) any Class B Members that own of record one-half or more of all Building Parcel Areas included within the Property that are not owned by Declarant and its Affiliates.

B. **Declarant's Rights to Amend this Declaration.** Notwithstanding the provisions of Section 10.1.A of this Declaration, Declarant hereby reserves to itself the right and power to record one or more special amendments (each a "**Special Amendment**") to this Declaration at any time and from time to time, which right and power may be exercised without the consent of any other Member for any of the following purposes:

(i) To correct clerical or typographical errors in this Declaration or any Exhibit hereto or any supplement or amendment thereto; or

(ii) To change, amend or modify any of the terms or conditions of this Declaration based upon Declarant's determination, made in good faith, that such change, amendment or modification is in the best interests of the Property and is consistent with

the intent and purposes of this Declaration; provided, however, that any such amendments are corrective, technical or administrative and do not materially increase the obligations of any Member, or materially alter the method of assessing, allocating and collecting Association Costs.

In furtherance of the foregoing, a power coupled with an interest is hereby reserved and granted to Declarant to vote in favor of, make, or consent to a Special Amendment on behalf of each Class A Member and Class B Member as proxy or attorney-in-fact, as the case may be. The acceptance of any Class A Member's Interest or of any Class B Member's Interest (in each case whether by or through a Ground Lease or a Deed) shall be deemed to be a grant and acknowledgment of, and a consent to the reservation of, the power of Declarant to vote in favor of, make, execute and record Special Amendments. The right of Declarant to act pursuant to rights reserved or granted under this Section 10.1.B shall terminate at such time as none of Declarant or any of its Affiliates remain Class B Members.

10.2 **Enforcement of this Declaration.**

A. **Parties Authorized to Enforce this Declaration; Remedies.** The Association, the Village (only with respect to its specific rights hereunder), Declarant, each Class A Member (but not with respect to the enforcement of the payment of the Regular Annual Assessment or any special assessment), each Class B Member (but not with respect to the enforcement of the payment of the Regular Annual Assessment or any special assessment), or any combination thereof, but not the Occupants or any other Persons, shall have the right to enforce, by any proceeding at law or in equity, all restrictions, easements, conditions, covenants, reservations, rights, liens and charges now or hereafter imposed by the provisions of this Declaration, including, without limitation, all restrictions, easements, conditions, covenants, reservations, rights, liens and charges now or hereafter imposed by the provisions of the Transportation Agreement. Any Class A Member found by a court of competent jurisdiction to be in violation of any of the foregoing shall also be liable for reasonable attorneys' fees incurred by the prevailing party in prosecuting such action. The amount of such attorneys' fees together with court costs, if unpaid, shall constitute an additional lien against the defaulting Class A Member's Interest in its Buildable Parcel and such Class A Member's Interest in the Improvements located thereon, enforceable in the same manner as is provided in Section 7.5.B of this Declaration with respect to liens for non-payment of assessments or other charges. Failure by the Association or Declarant to enforce any covenant, restriction, easement, condition, reservation, right, lien or charge herein contained shall in no event be deemed a waiver of the right to do so thereafter. Notwithstanding the above, before any Class A Member or Class B Member may exercise any enforcement right hereunder, such Member must first give the Association written notice of the breach or violation of any restriction, easement, condition, covenant, reservation, right, lien or charge (but not enforcement of the payment of the Regular Annual Assessment or any special assessment) now or hereafter imposed by the provisions of this Declaration, whereupon the Association shall have a period of not less than 30 days from the later of the date of the Association's receipt of said notice or the expiration of the cure period for Class A Members as set forth in Section 10.2.B of this Declaration to initiate such action as the Board deems appropriate under the circumstance to enforce or otherwise obtain the cure for any such breach or violation. After such notice is given, if any such action initiated by the Association is later abandoned or the Association fails to initiate any such action within a 30-day

period after the later of such notice or the expiration of the cure period for Class A Members set forth in Section 10.2.B of this Declaration, then such Class A Member or Class B member may initiate any action to enforce any such breach or violation.

B. **Additional Association Remedies.** If the Association determines that a Class A Member is not maintaining a Parcel in accordance with the requirements of this Declaration, the Association may so notify such Class A Member in writing, setting forth the specific condition or circumstances determined to be objectionable. Such Class A Member shall have a period of 30 days from the date of such notice to remedy the non-conforming condition or, if the nature of the non-conforming condition is such that it cannot be remedied within 30 days, such Class A Member shall have a reasonable amount of time to remedy the condition so long as such Class A Member promptly commences and diligently pursues such remedy to completion. If such Class A Member fails to remedy such non-conforming condition within the foregoing time period or periods, the Association shall have the right (but not the obligation) to enter upon the Parcel for the purpose of remedying the non-conforming condition, using whatever means the Association may deem reasonably necessary, including maintaining, restoring or repairing any landscaping and planted materials to conform to the original design therefor or otherwise to eliminate such non-conforming condition. All actual, out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by reason thereof, plus a charge determined by the Board but not in excess of 25% for overhead and supervision, shall be paid on demand by such Class A Member to the Association. Until paid, the unpaid portion of all such costs incurred, including the charge determined by the Board as an overhead and supervision charge, shall accrue interest from the date of demand for payment thereof at a rate determined by the Board but not in excess of 15% per annum (compounded annually) and shall be a lien upon the Parcel enforceable in accordance with the provisions hereof.

10.3 **Term of this Declaration.** The covenants, conditions, easements, rights, reservations and restrictions of this Declaration shall run with and bind the land, and shall inure to the benefit of, and be enforceable by Declarant, the Association and the Village subject to this Declaration, their respective legal representatives, heirs, successors, and assigns, for a term of 50 years from the date this Declaration is recorded. Thereafter, said covenants, conditions, easements, rights, reservations and restrictions shall be extended, by means of a written, recorded instrument executed either (i) at the option of and by Declarant, if Declarant and any of its Affiliates collectively own the fee interest in 50% or more of the Buildable Area then included within the Property, or (ii) if Declarant and any of its Affiliates collectively do not then own the fee interest in 50% or more of the Buildable Area then included within the Property, then at the option of and by the fee owners of two-thirds or more of the Buildable Area comprising the Property, for successive periods of 10 years each, subject to amendment as provided herein.

10.4 **Notices.** All notices and other communications in connection with this Declaration shall be in writing, and any notice or other communication shall be deemed delivered to the addressee thereof when properly addressed to such addressee at the last known address for such addressee, as such address appears on the records of the Association at the time of such delivery and upon the earliest of the date (i) when actually delivered, (ii) which is one day after deposit with a reputable overnight courier service providing delivery receipts, delivery charges prepaid, or (iii) which is three days after deposit thereof in any main or branch United States post office certified or registered mail, postage prepaid, return receipt requested, in each

case, properly addressed to the parties. By notice complying with the requirements of this Section 10.4, each Person shall have the right to change the address or addressee, or both, for all future notices and communications to such party, but no such notice of a change of an address or addressee, or both, by notice given hereunder shall be effective until actually received by the Association.

10.5 **Covenants, Conditions, Restrictions, Rights, Reservations, Easements, Agreements and Other Provisions to Run with Land.** All the easements, rights, covenants, agreements, reservations, restrictions and conditions herein contained shall run with the land and shall inure to the benefit of and be binding upon Declarant and each Class A Member and subsequent holder of any interest in any portion of the Property and their respective grantees, heirs, successors, personal representatives and assigns with the same full force and effect for all purposes as though set forth at length in each and every Ground Lease, Deed or other instrument conveying or assigning such interest in the Property or any part thereof. Reference in the respective Ground Leases, in any assignment of any Ground Lease, in any Deed or in any mortgage or trust deed or other evidence of obligation with respect to any part of the Property, to the easements, rights, covenants, agreements, reservations, restrictions and conditions herein described shall not be required for the full force and effect of such, but to the extent any such reference is so included, such reference shall be sufficient to create and reserve such easements, rights, covenants, agreements, reservations, restrictions and conditions to the respective grantees, mortgagees or trustees of such parts of the Property as fully and completely as though said easements, rights, covenants, agreements, reservations, restrictions and conditions were fully recited and set forth in their entirety in such document.

## ARTICLE 11

## MISCELLANEOUS

11.1 **Applicable Law; Interpretation of this Declaration.** The provisions of this Declaration shall be construed and enforced in accordance with the laws of the State of Illinois and shall be liberally construed so as to effectuate its purpose of creating a uniform plan for the operation of a high quality mixed-use development on the entire Property.

11.2 **Condemnation.** If all or any portion of the Property shall be taken or conveyed pursuant to an eminent domain proceeding or by a Deed in lieu thereof, Declarant's, the Association's and the Class A Member's obligations, as the case may be, shall cease with respect to any portion of Declarant's Property, the Common Areas and Facilities, or Class A Member's Parcel so taken or conveyed.

11.3 **Dissolution of the Association.** Upon the dissolution of the Association, its assets shall be transferred to another property owners' association or associations comprised of the former Class A Members having similar purposes. In the event no successor property owners' association or associations comprised of the former Class A Members exists at the time of dissolution of the Association, the assets of the Association shall be liquidated into cash and then distributed, after payment or provision for all obligations of the Association, to the Class A Members, allocated on the basis of such Class A Member's respective Member's Share of the most recent Regular Annual Assessment.

11.4 **Construction with Ground Lease.** In the event of any contradiction, conflict or ambiguity among the terms and provisions of this Declaration and the terms and provisions of a particular Ground Lease, those terms and provisions that are more restrictive or more specific shall, in all instances, control and prevail over the less restrictive or less specific terms and conditions provided they are consistent with the intent and purposes of the Ground Lease.

11.5 **Interpretation of Easement Provisions.** Certain Plats of Subdivision or other instruments may grant and reserve certain easements relative to use, access, maintenance, repair and operation of all or parts of the Common Areas and Facilities for utility and other purposes. In the event of any contradiction, conflict or ambiguity among the terms and conditions of the easements granted and reserved in a Plat of Subdivision or any other instrument with respect to the Common Areas and Facilities and the terms and conditions of the easements granted and reserved in this Declaration with respect to the Common Areas and Facilities, those terms and conditions which are more restrictive or more specific and consistent with the intent and purposes of this Declaration and the Plat of Subdivision (whether set forth herein or therein) shall, in all instances, control and prevail over the less restrictive or less specific terms and conditions.

11.6 **Assignments by Declarant.** All rights that are specified in this Declaration to be rights of Declarant are mortgageable, pledgeable, assignable and transferable. Subject to and in accordance with the provisions of this Declaration, any successor to, or assignee of, the rights of Declarant hereunder (whether as the result of voluntary assignment, foreclosure, assignment in lieu of foreclosure or otherwise) shall hold or be entitled to exercise the rights of Declarant hereunder as fully as if named as such party herein. No party exercising rights as Declarant hereunder shall have or incur any liability for the acts of any other party which previously exercised or subsequently shall exercise such rights.

11.7 **Successors to Declarant.** In the event of a sale or transfer by Declarant of all or any portion of Declarant's fee interest in the Property (or the beneficial interest in any Land Trust of which Declarant or an Affiliate of Declarant was the beneficiary and which held any fee interest in the Property immediately prior to such sale or transfer), each transferee that is not an Affiliate of Declarant and is not a Class B Member shall become a Class A Member and shall be subject to all of the terms, conditions and provisions of this Declaration from and after the effective date of such sale or transfer.

11.8 **Partial Invalidity.** If any term or provision of this Declaration or the application thereof to any person or circumstance shall, to any extent, be invalid and unenforceable, the remainder of this Declaration, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, but such remaining provisions shall be interpreted, applied and enforced so as to achieve, as near as may be, the purposes and intent of this Declaration to the greatest extent not prohibited by law.

11.9 **MWRD Flood Control Facility.** That portion of the Property labeled as the MWRD Flood Control Facility on Exhibit A attached hereto is subject to the Agreement Concerning Flood Control Facilities dated August 19, 1975 among the Metropolitan Water Reclamation District of Greater Chicago ("**MWRD**"), formerly known as the Metropolitan

Sanitary District, Declarant and the Missionary Sisters Servants and filed for record with the Office of the Recorder of Deeds of Cook County, Illinois as document number 23396511 (the "**Flood Control Agreement**"), as heretofore or hereafter amended. With written approval of Declarant, which approval shall not be unreasonably withheld, the Association shall have the right to enforce against MWRD its obligations to maintain wetlands and flood plain areas under the Flood Control Agreement. Declarant, at Declarant's option, may (but shall not be obligated to), from time to time, convey to any Governmental Authority all or any portion of the Property subject to the Flood Control Agreement, regardless of whether the same may be a part of the Common Areas and Facilities as of the date of such conveyance.

[Signature Pages and Exhibits Follow]

**IN WITNESS WHEREOF,** Declarant has caused this Amended and Restated Declaration Establishing Covenants, Conditions, Restrictions, Easements and Rights for Real Estate Parcels NC-1, EC-1, EC-2 and SE-1 within the Techny Property, Northbrook, Illinois and providing for the Techny Property Association to be executed as of the date first above written.

**DECLARANT:**

**SOCIETY OF THE DIVINE WORD,**
an Illinois not-for-profit corporation

By: ______________________
Printed Name:
Its:__________ President

Attest:

______________________
Printed Name:
Its:__________ Secretary

**DIVINE WORD TECHNY COMMUNITY CORPORATION,** an Illinois not-for-profit corporation

By: ______________________
Printed Name:
Its:__________ President

Attest:

______________________
Printed Name:
Its:__________ Secretary

STATE OF ILLINOIS )
) SS.
COUNTY OF COOK )

I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that MARK WEBER, SVD, the President of **Society of the Divine Word**, an Illinois not-for-profit corporation, and DARIUSZ GARBACIAK, SVD ________ Secretary of said corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ________ President and ________ Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary acts, and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

Given under my hand and official seal, this 29 day of AUGUST, 2005.

My Commission Expires: 10-1-05

OFFICIAL SEAL
VIRGINIA DUNN-MULLIGAN
Notary Public – State of Illinois
My Commission Expires October 01, 2005

Virginia Dunn-Mulligan

STATE OF ILLINOIS )
) SS.
COUNTY OF COOK )

I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that WALTER BRACKEN, SVD, the President of **Divine Word Techny Community Corporation**, an Illinois not-for-profit corporation, and MATHEW ZEMEL SVD, ________ Secretary of said corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ________ President and ________ Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary acts, and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

Given under my hand and official seal, this 25 day of AUGUST, 2005.

My Commission Expires:

10-1-05

OFFICIAL SEAL
VIRGINIA DUNN-MULLIGAN
Notary Public – State of Illinois
My Commission Expires October 01, 2005

Virginia Dunn-Mulligan
Notary Public

**JOINDER BY LESSORS, CERTAIN LESSEES, THE ASSOCIATION AND EXISTING RESIDENTIAL ASSOCIATION**

While it is the position of Declarant that Declaration has the sole power and authority to amend and restate the Original Declaration as a Special Amendment permitted pursuant to Section 10.1.B of the Original Declaration, Declarant has obtained the consents of various lessors (for purposes of binding fee title to the respective Parcels owned by such lessors under certain Ground Leases) and certain of the existing Class A Members who have joined herein for purposes of evidencing their consent to this Declaration.

Consented to by:

**CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF AUGUST 1, 2002 AND KNOWN AS TRUST NUMBER 99-8164,** as the Lessor of Parcels SE-1A-2 and SE-1A-X

By: [signature]
Its: ASST. VICE PRESIDENT

**ACKNOWLEDGMENT**

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on Sept. 16, 2005, by ______ and Sherri Smith, the ASST Vice President and ASST. Secretary, respectively, of **CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF AUGUST 1, 2002 AND KNOWN AS TRUST NUMBER 99-8164.**

[signature]
Signature of Notary

My Commission expires ______, 20__

[Notarial Seal]

"OFFICIAL SEAL"
MARICELA COTANCO
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 03/06/2008

**CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF NOVEMBER 1, 2000 AND KNOWN AS TRUST NUMBER 99-8163,** as the Lessor of Parcels SE-1A-1 and SE-1B-1

**ATTACHED EXONERATION RIDER IS INCORPORATED HEREIN**

By: D. Smith

Its: ASST. VICE PRESIDENT

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on SEP 1 4 2005, 2005, by Sherri Smith ~~and~~ so ________, the ASST. VICE PRESIDENT President ~~and ________ Secretary, respectively,~~ so of **CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF NOVEMBER 1, 2000 AND KNOWN AS TRUST NUMBER 99-8163.**

Lynda S Barrie
Signature of Notary

My Commission expires ______________, 20__

[Notarial Seal]

"OFFICIAL SEAL"
LYNDA S. BARRIE
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 04/27/2006

**CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF AUGUST 20, 1999 AND KNOWN AS TRUST NUMBER 99-8160,** as the Lessor of Parcel NC-1C

ATTACHED EXONERATION RIDER IS INCORPORATED HEREIN

By: ______________________

Its: ABST. VICE PRESIDENT

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on SEP 1 4 2005, 2005, by Sherri Smith ~~and~~ ______________, the ABST. VICE PRESIDENT President ~~and ______ Secretary, respectively,~~ of **CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF AUGUST 20, 1999 AND KNOWN AS TRUST NUMBER 99-8160.**

______________________
Signature of Notary

My Commission expires ______________, 20__

[Notarial Seal]

"OFFICIAL SEAL"
LYNDA S BARRIE
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 04/27/2006

**CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF JANUARY 6, 2000 AND KNOWN AS TRUST NUMBER 99-8161,** as the Lessor of Parcels NC-1A and NC-1B

**ATTACHED EXONERATION RIDER IS INCORPORATED HEREIN**

By: _[signature]_

Its: ASST. VICE PRESIDENT

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on SEP 1 4 2005, 2005, by Sheri Smith ~~and~~ as ________________, the ASST. VICE PRESIDENT President ~~and ________ Secretary, respectively,~~ of **CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF JANUARY 6, 2000 AND KNOWN AS TRUST NUMBER 99-8161.**

_[signature]_
Signature of Notary

My Commission expires ______________, 20__

[Notarial Seal]

"OFFICIAL SEAL"
LYNDA S. BARRIE
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 04/27/2006

**CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF JANUARY 6, 2000 AND KNOWN AS TRUST NUMBER 99-8162,** as the Lessor of Lot 2 in Parcel NC-1 Subdivision (7.7 acres of open space) and as owner of Parcel NC-1D

**ATTACHED EXONERATION RIDER IS INCORPORATED HEREIN**

By: [signature]

Its: ASST. VICE PRESIDENT

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on SEP 14 2005, 2005, by Sherri Smith ~~and~~ ______, the ASST. VICE PRESIDENT President ~~and~~ ______ ~~Secretary, respectively,~~ of **CHICAGO TITLE LAND TRUST COMPANY, AS SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, UNDER TRUST AGREEMENT DATED AS OF JANUARY 6, 2000 AND KNOWN AS TRUST NUMBER 99-8162.**

[signature]
Signature of Notary

My Commission expires ______________, 20__

[Notarial Seal]

"OFFICIAL SEAL"
LYNDA S. BARRIE
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 04/27/2008

**TECHNY PROPERTY ASSOCIATION,** an Illinois not-for-profit corporation

By: [signature]
Its: PRESIDENT

**ACKNOWLEDGMENT**

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on August 26, 2005, by Joel Klugerman, the President, of **TECHNY PROPERTY ASSOCIATION**, an Illinois not-for-profit corporation.

[signature]
Signature of Notary

My Commission expires 10/22, 2005

[Notarial Seal]

OFFICIAL SEAL
JUDITH R PERRONE
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES: 10/22/05

**NORTHBROOK GREENS CONDOMINIUM ASSOCIATION,** an Illinois not-for-profit corporation, the Residential Association having responsibility for Parcels SE-1A-1 and SE-1B-1

By: Gail Shipley
Its: President

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on 9-15-05, 2005, by Gail Shipley, the President, of **NORTHBROOK GREENS CONDOMINIUM ASSOCIATION,** an Illinois not-for-profit corporation.

Sheila M. Lorence
Signature of Notary

My Commission expires 11-6, 2006

[Notarial Seal]

OFFICIAL SEAL
SHEILA M LORENCE
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES: 11-06-06

**CRATE & BARREL HOLDINGS, INC.**, a Delaware corporation, as Lessee of Parcels NC-1A and NC-1B

By: Harvey J. Silverstone
Its: Secretary

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on August 12, 2005, by Harvey J. Silverstone, the Secretary, of **CRATE & BARREL HOLDINGS, INC.**, a Delaware corporation.

Judith R. Perrone
Signature of Notary

My Commission expires October 22, 2005

[Notarial Seal]

OFFICIAL SEAL
JUDITH R PERRONE
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES: 10/22/05

**FCL WILLOW AND WAUKEGAN LLC,** an Illinois limited liability company, as Lessee of Parcels SE-1A-2 and SE-1A-X

By: _[signature]_

Its: _Member_

## ACKNOWLEDGMENT

STATE OF ILLINOIS )
) SS
COUNTY OF COOK )

This instrument was acknowledged before me on _9-6_, 2005, by _Michael J. Boro_, the _member_ of **FCL WILLOW AND WAUKEGAN LLC**, an Illinois limited liability company.

_Susan M. Cassara_
Signature of Notary

My Commission expires __________, 20__

[Notarial Seal]

"OFFICIAL SEAL"
SUSAN M. CASSARA
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 02/05/2009

**EXCULPATORY CLAUSE FOR CHICAGO TITLE LAND TRUST COMPANY, SUCCESSOR TRUSTEE TO COLE TAYLOR BANK, AS TRUSTEE**

It is expressly understood and agreed by and between the parties hereto, anything to the contrary notwithstanding, that each and all of the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee while in form purporting to be the warranties, indemnities, representations, covenants, undertakings and agreements of said Trustee are nevertheless each and every one of them, made and intended not as personal warranties, indemnities, representations, covenants, undertakings and agreements by the Trustee or for the purpose or with the intention of binding said Trustee personally but are made and intended for the purpose of binding only that portion of the trust property specifically described herein, and this instrument is executed and delivered by said Trustee not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against CHICAGO TITLE LAND TRUST COMPANY, on account of this instrument or on account of any warranty, indemnity, representation, covenant or agreement of the said Trustee in this instrument contained, either expressed or implied, all such personal liability, if any, being expressly waived and released.

# EXHIBIT A

## DEPICTION OF THE REAL ESTATE PARCELS AND COMMON AREAS AND FACILITIES

[See Attached]

A-1

**EXHIBIT B**

**LEGAL DESCRIPTION OF THE PROPERTY**

That part of the North Half of Section 23, Township 42 North, Range 12 East of the Third Principal Meridian lying West of the Westerly right-of-the-way line of Waukegan Road (Illinois Route 43), North of the North right-of-way line of Willow Road, and East of the Easterly line of Easement for Retention Reservoir per Document No. 23876793, recorded April 5, 1977, in Cook County, Illinois.

Also:

That part of the Northeast quarter of Section 15, Township 42 North, Range 12 East of the Third Principal Meridian lying West of the Westerly right-of-the-way line of Waukegan Road, and East of the Easterly right-of-the-way line of the Chicago and North Western Railroad, in Cook County, Illinois.

Also:

That part of the Southeast Quarter of Section 15, Township 42 North, Range 12 East of the Third Principal Meridian lying East of the Easterly line of Easement for Retention Reservoir per Document No. 23876793 recorded April 5, 1977, and North of the South right-of-way line of Techny Road as opened November 23, 1901 and as monumented and occupied, in Cook County, Illinois.

Also:

That part of the West half of Section 14, Township 42 North, range 12 East of the Third Principal Meridian lying West of the Westerly right-of-the-way line of Waukegan Road (Illinois Route 43), and East of the Easterly line of Easement for Retention Reservoir per Document No. 23876793, recorded April 5, 1977; excepting therefrom the following described land: Commencing at the Southwest corner of said Section 14; thence South 88 degrees 44 minutes 41 seconds East along the South line of the Southwest quarter of said Section 14 a distance of 1835.46 feet (27.81 chains) for a place of beginning; thence North 01 degrees 07 minutes 13 seconds East along a line 1835.46 feet (27.81 chains) East of and parallel with the West line of the Southwest quarter of said Section 14 a distance of 510.84 feet; thence North 81 degrees 06 minutes 17 seconds East 275.77 feet; thence South 29 degrees 44 minutes 54 seconds East along the Westerly right-of-way line of Waukegan Road 652.68 feet; thence North 88 degrees 44 minutes 41 seconds West along the South line of the Southwest quarter of said Section 14 a distance of 606.45 feet to the place of beginning, in Cook County, Illinois.

AND EXCLUDING THE FOLLOWING DESCRIBED PARCELS:

EXCLUDED PARCEL 1[1]:

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT SE-1A; THENCE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST ALONG THE EASTERLY LINE OF SAID LOT SE-1A, BEING A LINE THAT IS 33.00 FEET WESTERLY OF AND PARALLEL WITH THE CENTERLINE OF WAUKEGAN ROAD AS PAVED AND OCCUPIED, A DISTANCE OF 472.59 FEET; THENCE SOUTH 81 DEGREES 06 MINUTES 17 SECONDS WEST, A DISTANCE OF 39.59 FEET; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST ALONG A LINE 37.00 FEET WESTERLY OF AND PARALLEL WITH SAID EASTERLY LINE OF LOT SE-1A, A DISTANCE OF 458.49 FEET TO THE SOUTH LINE OF KAMP DRIVE HERETOFORE DEDICATED; THENCE NORTH 60 DEGREES 15 MINUTES 06 SECONDS EAST ALONG SAID SOUTH LINE, A DISTANCE OF 37.00 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 2[2]:

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 AND PART OF LOT 12 IN THE COUNTY CLERKS DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106454 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST SOUTHERLY SOUTHWEST CORNER OF LOT SE-1A; THENCE NORTH 45 DEGREES 00 MINUTES 00

---

[1] Said Excluded Parcel 1 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849050.

[2] Said Excluded Parcel 2 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Trustee's Deed dated May 10, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849048.

SECONDS WEST ALONG THE WEST LINE OF SAID LOT SE-1A, A DISTANCE OF 28.95 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1A, A DISTANCE OF 1632.56 FEET TO THE WEST LINE OF LOT 12 IN SAID COUNTY CLERKS DIVISION OF SECTION 23; THENCE SOUTH 88 DEGREES 39 MINUTES 06 SECONDS EAST 114.44 FEET; THENCE NORTH 86 DEGREES 35 MINUTES 05 SECONDS EAST 60.21 FEET; THENCE NORTH 41 DEGREES 28 MINUTES 32 SECONDS EAST 53.50 FEET; THENCE NORTH 01 DEGREES 35 MINUTES 56 SECONDS EAST 57.22 FEET; THENCE NORTH 03 DEGREES 24 MINUTES 51 SECONDS WEST 237.71 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 727.10 FEET, HAVING A CHORD BEARING OF NORTH 16 DEGREES 34 MINUTES 52 SECONDS WEST, 334.19 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST 698.15 FEET TO THE SOUTH LINE OF LOT 28 IN COUNTY CLERK'S DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463, ALSO BEING THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14; THENCE SOUTH 88 DEGREES 44 MINUTES 41 SECONDS EAST ALONG SAID SOUTH LINE 55.40 FEET TO THE EAST LINE OF LOT SE-1A; THENCE SOUTHERLY ALONG SAID EAST LINE OF LOT SE-1A THE FOLLOWING SIX (6) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 270.59 FEET; 2) SOUTH 60 DEGREES 21 MINUTES 10 SECONDS WEST 24.72 FEET; 3) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 382.00 FEET; 4) SOUTH 23 DEGREES 22 MINUTES 11 SECONDS EAST 188.45 FEET; 5) SOUTH 12 DEGREES 11 MINUTES 13 SECONDS EAST 149.20 FEET; 6) SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 2.28 FEET; THENCE CONTINUING SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 352.55 FEET; THENCE SOUTH 43 DEGREES 51 MINUTES 14 SECONDS WEST 42.27 FEET; THENCE NORTH 88 DEGREE 39 MINUTES 06 SECONDS WEST 212.15 FEET TO THE SOUTHEAST CORNER OF SAID LOT SE-1A; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 1611.66 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 3[3]:

THAT PART OF LOT SE-1B IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT

[3] Said Excluded Parcel 3 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849047.

SE-1B; THENCE NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST ALONG THE WEST LINE OF SAID LOT SE-1B, A DISTANCE OF 20.36 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE, A DISTANCE OF 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1B, A DISTANCE OF 557.61 FEET TO THE EAST LINE OF SAID LOT SE-1B; THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID EAST LINE, A DISTANCE OF 27.66 FEET TO THE SOUTH LINE OF SAID LOT SE-1B; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST ALONG SAID SOUTH LINE OF LOT SE-1B, ALSO BEING THE NORTH LINE OF WILLOW ROAD (100 FEET WIDE) A DISTANCE OF 542.33 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 4[4]:

THAT PART OF LOT EC-1 IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCELS EC-1 AND EC-2, BEING A SUBDIVISION OF PART OF THE WEST HALF OF SECTION 14, AND PART OF THE SOUTHEAST QUARTER OF SECTION 15, IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 27, 2004 AS DOCUMENT NUMBER 0405844049, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT EC-1; THENCE SOUTHEASTERLY ALONG THE WESTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED, BEING ALSO THE EASTERLY LINE OF SAID LOT EC-1, THE FOLLOWING FIVE (5) COURSES AND DISTANCES: 1) SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST, A DISTANCE OF 371.91 FEET TO A POINT OF CURVATURE; 2) SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4513.77 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 02 MINUTES 36 SECONDS EAST, A DISTANCE OF 647.86 FEET TO A POINT OF TANGENCY; 3) SOUTH 31 DEGREES 55 MINUTES 54 SECONDS EAST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; 4) SOUTHEASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 10462.92 FEET, HAVING A CHORD BEARING OF SOUTH 30 DEGREES 50 MINUTES 24 SECONDS EAST, A DISTANCE OF 398.71 FEET TO A POINT OF TANGENCY; 5) SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST, A DISTANCE OF 190.09 FEET TO THE SOUTHEAST CORNER OF SAID LOT EC-1, BEING ALSO THE NORTH LINE OF KAMP DRIVE AS HERETOFORE DEDICATED BY INSTRUMENT RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540; THENCE SOUTH 60 DEGREES 15 MINUTES 06 SECONDS WEST ALONG SAID NORTH LINE OF KAMP DRIVE A DISTANCE OF 49.00 FEET; THENCE NORTH 15 DEGREES 15 MINUTES 06 SECONDS EAST, A DISTANCE OF 21.21 FEET; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST, A DISTANCE OF 175.09 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST,

[4] Said Excluded Parcel 4 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849051.

HAVING A RADIUS OF 10428.92 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 50 MINUTES 24 SECONDS WEST, A DISTANCE OF 397.42 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 55 MINUTES 54 SECONDS WEST, A DISTANCE OF 536.65 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 4479.77 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 02 MINUTES 36 SECONDS WEST, A DISTANCE OF 642.98 FEET TO A POINT OF TANGENCY; THENCE NORTH 40 DEGREES 09 MINUTES 19 SECONDS WEST, A DISTANCE OF 314.59 FEET; THENCE NORTH 82 DEGREES 34 MINUTES 29 SECONDS WEST, A DISTANCE OF 71.10 FEET TO THE NORTHERLY LINE OF SAID LOT EC-1, BEING ALSO THE SOUTHERLY LINE OF HERETOFORE DEDICATED FOUNDERS DRIVE PER DOCUMENT RECORDED FEBRUARY 27, 2004 AS NUMBER 0405839014; THENCE NORTH 46 DEGREES 28 MINUTES 03 SECONDS EAST ALONG SAID SOUTHERLY LINE OF FOUNDERS DRIVE A DISTANCE OF 82.10 FEET THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

EXCLUDED PARCEL 5[5]:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY NORTHWEST CORNER OF LOT 1 IN THE FINAL SUBDIVISION PLAT AND FINAL PLANNED UNIT DEVELOPMENT PLAT OF ROYAL RIDGE ACCORDING TO PLAT THEREOF RECORDED NOVEMBER 3, 1997 AS DOCUMENT NUMBER 97818381; THENCE SOUTH 56 DEGREES 06 MINUTES 37 SECONDS WEST, A DISTANCE OF 19.86 FEET TO THE EASTERLY LINE OF WAUKEGAN ROAD AS MONUMENTED AND OCCUPIED (66 FEET WIDE); THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, BEING SAID EASTERLY LINE OF WAUKEGAN ROAD, HAVING A RADIUS OF 4579.77 FEET, HAVING A CHORD BEARING OF NORTH 36 DEGREES 23 MINUTES 13 SECONDS WEST, A DISTANCE OF 602.40 FEET; THENCE SOUTH 40 DEGREES 09 MINUTES 19 SECONDS EAST, A DISTANCE OF 296.11 FEET TO A POINT OF CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2383.35 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 27 MINUTES 30 SECONDS EAST, A DISTANCE OF 307.57 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Permanent Index Number:

| | |
|---|---|
| Parcel NC-1A | 04-15-200-020-0000 (portion of PIN only) |
| Parcel NC-1A | 04-14-100-032-0000 (portion of PIN only) |
| Parcel NC-1B | 04-15-200-021-0000 (portion of PIN only) |

---

[5] Said Excluded Parcel 5 being the same parcel as was conveyed to the People of the State of Illinois, Department of Transportation by that certain Warranty Deed dated March 15, 2004 and recorded in the Office of the Cook County Recorder of Deeds October 14, 2004 as Document No. 0428849051.

| | |
|---|---|
| Parcel NC-1B | 04-14-100-033-0000 (portion of PIN only) |
| Parcel NC-1C | 04-15-200-022-0000 (portion of PIN only) |
| Lot 2 in NC-1 Subdivision | 04-15-200-024-0000 |
| Parcel NC-1D | 04-15-200-023-0000 |
| Parcel EC-1/Lot EC-1 | 04-14-100-034-0000 (portion of PIN only) |
| Parcel EC-2/Lot EC-2 | 04-14-100-034-0000 (portion of PIN only) |
| Parcel SE-1A-1 | 04-14-303-001-0000 (portion of PIN only) |
| Parcel SE-1B-1 | 04-23-107-004-4000 (fee interest) |
| Parcel SE-1A-2 | 04-23-108-001-0000 (portion of PIN only) |
| Parcel SE-1B-2 | 04-23-107-002-`0000 (portion of PIN only) |

# EXHIBIT C

## LEGAL DESCRIPTION OF PARCEL W-2

Lake Hill Subdivision, being a Subdivision of that part of the South ½ of Section 15 and the North ½ of Section 22, Township 42 North, Range 12, East of the Third Principal Meridian, bounded and described as follows: commencing at the Southeast corner of the Northeast 1/4 of the Northeast 1/4 of said Section 22; thence Northwest, along a line that makes an angle of 69°-38'-07" to the left of the East line of the Northeast 1/4 of said Section 22, a distance of 246.18 feet to the South line of the Retention Reservoir Easement as granted in Document No. 23876793, recorded April 5, 1977; thence North 89°-44'-17" West, along said South line, 34.21 feet to the point of beginning, thence North, along the Westerly line of said Retention Reservoir Easement, the following ten courses: North 45°-44'-10" West 31.62 feet; North 2°-31'-38" West 146.00 feet; North 42°-52'-49" East 68.38 feet; North 6°-04;-43" West 393.85 feet; North 13°-00'-23" West 272.90 feet; North 2°-08'-28" West 1565.00 feet; North 24°-09"-48" West 421.67 feet; North 43°-49"-07" West 1244.46 feet; North 56°-19"-09" West 82.93 feet; North 32°-20'-22" West 93.33 feet to a line 30.00 feet South of and parallel with the North line of the Southeast 1/4 of said Section 15, said line being the South line of Techny Road as opened November 23, 1901; thence South 89°-58'-53" West, along said South line of Techny Road, 297.13 feet to a line that is 75.00 feet Southeast of, as measured perpendicular to, and parallel with the center line between the two main tracks of the Des Plaines Valley Railway (now known as the Chicago and Northwestern Railway); thence South 34°-54'-54" West, along the last described line, 2166.40 feet to the Northeasterly right-of way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad; thence South 17°-29'-06: East, along said Northeasterly right-of-way line, 1570.40 feet to the North line of the South ½ of the Northwest 1/4 of the Northeast 1/4 of said Section 22; thence North 89°-57'-33" along the last described line, 1300.64 feet to the East line of said Northwest 1/4 of the Northeast 1/4 of Section 22; thence South 0°-04'-57" West, along said East line of the Northwest 1/4 of the Northeast 1/4, a distance of 610.84 feet to the North line of Willow Road as condemned for roadway and bridge purposes by court case No. 4105717 as filed on June 26, 1941; thence North 89°-57'-07" East, along the last described line, 258.89 feet to the North line of that part conveyed for Willow Road to the State of Illinois Department of Public Works and Buildings by Document No. 2157213 recorded May 13, 1970; thence Easterly, along the North line of said conveyance, the following 4 courses; North 88°-31'-12" East 200.06 feet; North 84°-14'-29" East 100.50 feet; North 89°-57'-07" East 200.00 feet; North 86°-08'-17" East 300.67 feet; North 89°-57'-07" East 5.45 feet to the intersection of the North line of said conveyance and the Southerly extension of the Westerly line of the aforesaid Retention Reservoir Easement; thence North 45°-44'-10" West, along said Southerly extension of the Westerly line, 2.07 feet to the point of beginning all in Cook County, Illinois according to the plat thereof recorded in the Office of the Recorder of Deeds of Cook County, Illinois, on January 30, 1992, as Document No. 92-062817.

**EXHIBIT D**

**LEGAL DESCRIPTION OF PARCEL SE-1A-X**

LOT 12 (EXCEPT THAT PART LYING SOUTH OF THE LINE 50 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF THE NORTH 1/2 OF THE NORTH 1/2 SECTION 23) IN COUNTY CLERK'S DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP THEREOF RECORDED ON OCTOBER 11, 1876 IN BOOK 11 OF PLATS, PAGE 70 AS DOCUMENT NUMBER 106454 (EXCEPTING THEREFROM ALL THAT PART THEREOF CONVEYED TO THE STATE OF ILLINOIS FOR THE USE OF THE DEPARTMENT OF PUBLIC WORKS AND BUILDINGS BY DEED RECORDED AS DOCUMENT 21157212 TAKEN FOR ROAD PURPOSES), IN COOK COUNTY, ILLINOIS.

EXCLUDING FROM PARCEL SE-1A-X AS SET FORTH ABOVE THAT PORTION OF THE LAND LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

THAT PART OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540 AND PART OF LOT 12 IN THE COUNTY CLERKS DIVISION OF SECTION 23, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106454 DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST SOUTHERLY SOUTHWEST CORNER OF LOT SE-1A; THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE WEST LINE OF SAID LOT SE-1A, A DISTANCE OF 28.95 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST ALONG A LINE 20 FEET NORTH OF AND PARALLEL WITH THE SOUTH LINE OF SAID LOT SE-1A, A DISTANCE OF 1632.56 FEET TO THE WEST LINE OF LOT 12 IN SAID COUNTY CLERKS DIVISION OF SECTION 23; THENCE SOUTH 88 DEGREES 39 MINUTES 06 SECONDS EAST 114.44 FEET; THENCE NORTH 86 DEGREES 35 MINUTES 05 SECONDS EAST 60.21 FEET; THENCE NORTH 41 DEGREES 28 MINUTES 32 SECONDS EAST 53.50 FEET; THENCE NORTH 01 DEGREES 35 MINUTES 56 SECONDS EAST 57.22 FEET; THENCE NORTH 03 DEGREES 24 MINUTES 51 SECONDS WEST 237.71 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 727.10 FEET, HAVING A CHORD BEARING OF NORTH 16 DEGREES 34 MINUTES 52 SECONDS WEST, 334.19 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 44 MINUTES 54 SECONDS WEST 698.15 FEET TO THE SOUTH LINE OF LOT 28 IN COUNTY CLERK'S DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463, ALSO BEING THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 14; THENCE SOUTH 88 DEGREES 44 MINUTES 41 SECONDS EAST ALONG SAID SOUTH LINE 55.40 FEET TO THE EAST

LINE OF LOT SE-1A; THENCE SOUTHERLY ALONG SAID EAST LINE OF LOT SE-1A THE FOLLOWING SIX (6) COURSES AND DISTANCES: 1) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 270.59 FEET; 2) SOUTH 60 DEGREES 21 MINUTES 10 SECONDS WEST 24.72 FEET; 3) SOUTH 29 DEGREES 38 MINUTES 50 SECONDS EAST 382.00 FEET; 4) SOUTH 23 DEGREES 22 MINUTES 11 SECONDS EAST 188.45 FEET; 5) SOUTH 12 DEGREES 11 MINUTES 13 SECONDS EAST 149.20 FEET; 6) SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 2.28 FEET; THENCE CONTINUING SOUTH 03 DEGREES 28 MINUTES 58 SECONDS EAST 352.55 FEET; THENCE SOUTH 43 DEGREES 51 MINUTES 14 SECONDS WEST 42.27 FEET; THENCE NORTH 88 DEGREE 39 MINUTES 06 SECONDS WEST 212.15 FEET TO THE SOUTHEAST CORNER OF SAID LOT SE-1A; THENCE NORTH 88 DEGREES 41 MINUTES 55 SECONDS WEST 1611.66 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

Permanent Index Number: 04-23-200-043-0000 (portion of PIN only)

# EXHIBIT E

## LEGAL DESCRIPTION OF TECHNY OUTLOT

THAT PART OF LOT 28 IN COUNTY CLERKS DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463

BUT EXCLUDING THEREFROM THE FOLLOWING DESCRIBED LAND:

THAT PART OF LOT 28 IN COUNTY CLERKS DIVISION OF SECTION 14, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 11, 1876 AS DOCUMENT NUMBER 106463, LYING NORTHEASTERLY OF THE SOUTHEASTERLY EXTENSION OF A LINE DRAWN 37 FEET WESTERLY OF AND PARALLEL WITH THE EASTERLY LINE OF LOT SE-1A IN THE FINAL PLAT OF SUBDIVISION OF TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 22, 2000 AS DOCUMENT NUMBER 0001007540. SAID LINE BEARING A COURSE SOUTH 29 DEGREES 44 MINUTES 54 SECONDS EAST FROM HERETOFORE DEDICATED KAMP DRIVE THROUGH SAID LOT 28 TO THE SOUTH LINE OF SAID SECTION 14, ALSO BEING THE SOUTH LINE OF SAID LOT 28, ALL IN COOK COUNTY, ILLINOIS.

Permanent Index Number: 04-14-300-004-0000; 04-14-300-005-0000 (portion of PIN only)

# EXHIBIT F

## CURRENT MEMBERS' PERCENTAGE SHARES AND VOTES

As of the date of this Declaration, the Class A Members have the following interest in the Association:

| Parcel | Ground Lessee/Member | Date Leased | Building Parcel Area | Percentage Share | Number of Votes |
|---|---|---|---|---|---|
| Parcel NC-1C<br>Less: IDOT Dedication<br>Subtotal FS | Five Seasons Country Club of Northbrook, Inc. | 9/1/99 | 17.68<br>- .25<br>17.43 | 16.33 | 17 |
| Parcel NC-1A<br>Parcel NC-1B<br>Less: IDOT Dedication<br>Subtotal C&B | Crate & Barrel Holdings, Inc. | 4/10/00<br>4/10/00 | 15.13<br>9.33<br>- 0.92<br>23.54 | 22.06 | 24 |
| Parcel SE-1A-1<br>Parcel SE-1B-1<br>Less: IDOT Dedication<br>Subtotal NGCA | Northbrook Greens Condominium Association | 12/27/00<br>12/27/00 | 13.98<br>5.66<br>- .39<br>19.25 | 18.04 | 18 |
| Parcel SE-1A-2<br>Less: IDOT Dedication<br>Subtotal FCL | FCL Willow and Waukegan LLC | 08/01/02 | 47.91<br>1.41<br>46.50 | 43.57 | 47 |
| | | | | | |
| Total Building Parcel Area of all Buildable Parcels | | | 106.72 | 100.00 | |
| | | | | | |
| Total Number of Votes | | | | | 107 |

If additional Class A Members are added in accordance with the provisions of the Declaration at a later date, the Building Parcel Area of the new Buildable Parcel will be added to the total Building Parcel Area and the new percentage shares and number of votes of each Class A Member will be determined.

# EXHIBIT G

## ILLUSTRATIONS CALCULATING A MEMBER'S SHARE OF ASSOCIATION COSTS

**Example 1:**

A. Assumptions:
- Fiscal Year: 2001
- Class A Member: ABC, Inc.
- Regular Annual Assessment: $ 100,000
- Special Assessment: $ 20,000
- Total Building Parcel Area within the Property: 90.40 acres
- Building Parcel Area of ABC, Inc.'s Parcel: 20.50 acres
- ABC, Inc. is a Class A Member for all of 2001

B. ABC, Inc.'s Member's Share - Regular Annual Assessment:

$$\$\,100{,}000 \times \frac{21\text{ acres}}{90\text{ acres}} = \$\,23{,}333.33$$

C. ABC, Inc.'s Member's Share - Special Assessments:

$$\$\,20{,}000 \times \frac{21\text{ acres}}{90\text{ acres}} = \$\,4{,}666.67$$

**Example 2:**

A. Assumptions:
- Fiscal Year: 2015
- Class A Member: XYZ, Inc.
- Regular Annual Assessment: $ 170,000
- Special Assessment: $ 9,000
- Total Building Parcel Area within the Property: 307.52 acres
- Building Parcel Acres of XYZ, Inc.'s Parcel: 40.49 acres
- XYZ, Inc. is a Class A Member for all of 2015

B. XYZ, Inc's .Member's Share - Regular Annual Assessment:

$$\$\,170{,}000 \times \frac{40\text{ acres}}{308\text{ acres}} = \$\,22{,}077.92$$

C. XYZ, Inc.'s Member's Share - Special Assessment Calculation

$$\$\,9{,}000 \times \frac{40\text{ acres}}{308\text{ acres}} = \$\,1{,}168{,}83$$

**Example 3:**

A. Assumptions:
- Fiscal Year: 2001
- Class A Member: DEF, Inc.

- Regular Annual Assessment: $ 100,000
- Special Assessment: $ 20,000
- Total Building Parcel Area within the Property: 90.40 acres
- Building Parcel Area of DEF, Inc.'s Parcel: 25.10 acres
- DEF, Inc. becomes a Class A Member on June 30, 2001

B. DEF, Inc.'s Member's Share - Regular Annual Assessment:

$$\$\,100{,}000 \times \frac{25 \text{ acres}}{90 \text{ acres}} = \$\,23{,}333.33 \div \frac{181}{365} = \$\,11{,}571.77$$

C. DEF, Inc.'s Member's Share - Special Assessments:

$$\$\,20{,}000 \times \frac{21 \text{ acres}}{90 \text{ acres}} = \$\,4{,}666.67 \div \frac{181}{365} = \$\,2{,}314.16$$

CH1\4228265.10